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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Select Funds
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code):   212-583-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Partners Fund	Baron Funds®
Baron Focused Growth Fund
Baron International Growth Fund
Baron Real Estate Fund
Baron Emerging Markets Fund
Baron Energy and Resources Fund
Baron Global Advantage Fund

June 30, 2015	Semi-Annual Financial Report

Baron Partners Fund
Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Focused Growth Fund
Ticker Symbols:
Retail Shares: BFGFX
Institutional Shares: BFGIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron International Growth Fund
Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Real Estate Fund
Ticker Symbols:
Retail Shares: BREFX
Institutional Shares: BREIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Emerging Markets Fund
Ticker Symbols:
Retail Shares: BEXFX
Institutional Shares: BEXIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Baron Energy and Resources Fund
Ticker Symbols:
Retail Shares: BENFX
Institutional Shares: BENIX
Performance	12
Top Ten Holdings	13
Sector Breakdown	13
Management’s Discussion of Fund Performance	13

Baron Global Advantage Fund
Ticker Symbols:
Retail Shares: BGAFX
Institutional Shares: BGAIX
Performance	14
Top Ten Holdings	15
Sector Breakdown	15
Management’s Discussion of Fund Performance	15

Financial Statements

Statements of Net Assets	16
Statements of Assets and Liabilities	26
Statements of Operations	28
Statements of Changes in Net Assets	30
Statement of Cash Flows	33
Notes to Financial Statements	34

Financial Highlights	43

Fund Expenses	50

Disclosure Regarding the Approval of the Investment Advisory Agreements for each of the Series by the Board of Trustees	51

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find unaudited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (the “Funds”) for the six months ended June 30, 2015. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
August 20, 2015	August 20, 2015	August 20, 2015

This Semi-Annual Financial Report is for the Baron Select Funds, which currently has seven series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund. If you are interested in Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge on the Funds’ website at www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	June 30, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND(RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2015
						Since
						Inception
	Six	One	Three	Five	Ten	(January 31,
	Months*	Year	Years	Years	Years	1992)

Baron Partners Fund — Retail Shares[1,2,3]	5.85%	6.08%	23.51%	19.92%	9.66%	13.19%
Baron Partners Fund — Institutional Shares[1,2,3,4]	6.01%	6.38%	23.84%	20.25%	9.84%	13.26%
Russell Midcap Growth Index[1]	4.18%	9.45%	19.24%	18.69%	9.69%	9.69%
S&P 500 Index[1]	1.23%	7.42%	17.31%	17.34%	7.89%	9.35%

*	Not annualized.

[1]
The indexes are unmanaged. The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2015 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2015
Percent of Total
Investments

CoStar Group, Inc.	8.8%

Tesla Motors, Inc.	8.7%

Arch Capital Group Ltd.	6.5%

Hyatt Hotels Corp.	5.6%

CarMax, Inc.	5.2%

ITC Holdings Corp.	5.1%

FactSet Research Systems, Inc.	5.0%

The Charles Schwab Corp.	4.9%

Mobileye N.V.	4.5%

Illumina, Inc.	4.3%

58.6%

SECTOR BREAKDOWN AS OF JUNE 30, 2015† (as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2015, Baron Partners Fund[1] gained 5.85%, outperforming the Russell Midcap Growth Index, which gained 4.18%.

The Fund has performed well since its conversion into an open end mutual fund on April 30, 2003. In the period since conversion through June 30, 2015, the Fund gained an annualized 14.30% versus an annualized 11.97% for the Russell Midcap Growth Index. The Fund also has meaningfully outperformed its index since its inception on January 31, 1992, gaining an annualized 13.19%*, compared with an annualized 9.69% for its benchmark index.

Baron Partners Fund invests primarily in U.S. companies of any size with significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk.

Numerous cross currents impacted the economy and markets during the period. The U.S. economy continued to steadily improve. Consumer and business confidence rose, unemployment fell, wages increased, housing prices rose, automobile sales remained strong, and central banks worldwide implemented “easy” monetary policies to stimulate their economies. With our economy growing and reported inflation increasing in the U.S., interest rates, while still quite low, began to increase. This impacted interest-sensitive stocks. The strong dollar negatively impacted U.S. industrial and export-dependent businesses. Stocks in transport companies, whose results are closely correlated to industrial businesses, also lagged. Energy prices stayed low, to the benefit of consumers and energy-dependent businesses. This positive impact was partially offset by a reduction in capital expenditures by energy companies, which negatively affected businesses that service the Energy sector.

At the sector level, investments in Financials, Consumer Discretionary, and Information Technology were the largest contributors to performance in the period. Utilities and Energy detracted.

The largest individual contributor was Tesla Motors, Inc. After falling in the first three months of 2015, shares of this electric vehicle company rose sharply in the wake of an upbeat Q1 earnings call that included strong early results from the launch of Tesla Energy, its new commercial battery business. The early success of the entry level 70D model launch also helped boost share price. As a higher performing vehicle versus the lower-priced 60 model, which it replaced, we believe the 70D significantly expands Tesla’s addressable market. We also look forward to Tesla’s upcoming launch of the Model-X SUV.

The largest individual detractor was ITC Holdings Corp., the nation’s largest independent transmission company. Shares fell along with most of the Utilities sector over interest rate concerns. Company-specific issues, including a potential regulatory cut to the allowed return on equity and questions around ITC’s ability to execute on the development portion of its five-year capital expenditure plan, also hurt the stock. We believe ITC has robust growth prospects and will execute on its growth strategy and capital expenditure plan.

We expect to continue to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	June 30, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2015
						Since
						Inception
	Six	One	Three	Five	Ten	(May 31,
	Months*	Year	Years	Years	Years	1996)

Baron Focused Growth Fund — Retail Shares[1,2,3]	6.54%	6.69%	16.23%	14.59%	9.67%	11.56%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	6.75%	6.96%	16.49%	14.88%	9.83%	11.64%
Russell 2500 Growth Index[1]	8.09%	11.30%	20.35%	19.55%	10.32%	7.82%
S&P 500 Index[1]	1.23%	7.42%	17.31%	17.34%	7.89%	8.06%

*	Not annualized.

[1]
The indexes are unmanaged. The Russell 2500TM Growth Index measures the performance of small to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2015 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2015
Percent of
Net Assets

Tesla Motors, Inc.	10.8%

CoStar Group, Inc.	7.4%

Vail Resorts, Inc.	7.3%

Hyatt Hotels Corp.	7.2%

FactSet Research Systems, Inc.	6.0%

Benefitfocus, Inc.	4.9%

Manchester United plc	4.8%

CarMax, Inc.	4.2%

Financial Engines, Inc.	4.2%

CaesarStone Sdot-Yam Ltd.	4.0%

60.8%

SECTOR BREAKDOWN AS OF JUNE 30, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
For the six-month period ended June 30, 2015, Baron Focused Growth Fund[1] gained 6.54%, while the Russell 2500 Growth Index gained 8.09%.

Since its inception on May 31, 1996, through June 30, 2015, the Fund has significantly outperformed the Russell 2500 Growth Index, gaining an annualized 11.56%*, compared with an annualized 7.82% for its benchmark index.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well-capitalized, have exceptional management, significant growth potential, and sustainable barriers to competition. The Fund is non-diversified, so the top ten holdings are expected to comprise a significant percentage of the Fund.

Numerous cross currents impacted the economy and markets during the period. The U.S. economy continued to steadily improve. Consumer and business confidence rose, unemployment fell, wages increased, housing prices rose, automobile sales remained strong, and central banks worldwide implemented “easy” monetary policies to stimulate their economies. With our economy growing and reported inflation increasing in the U.S., interest rates, while still quite low, began to increase. This impacted interest-sensitive stocks. The strong dollar negatively impacted U.S. industrial and export- dependent businesses. Stocks in transport companies, whose results are closely correlated to industrial businesses, also lagged. Energy prices stayed low, to the benefit of consumers and energy- dependent businesses. This positive impact was partially offset by a reduction in capital expenditures by energy companies, which negatively affected businesses that service the Energy sector.

At the sector level, investments in Consumer Discretionary, Information Technology, and Financials were the largest contributors to performance in the period. Industrials, Utilities, and Telecommunication Services detracted from performance.

The largest individual contributor was Tesla Motors, Inc. After falling in the first three months of 2015, shares of this electric vehicle company rose sharply in the wake of an upbeat Q1 earnings call that included strong early results from the launch of Tesla Energy, its new commercial battery business. The early success of the entry level 70D model launch also helped boost share price. As a higher performing vehicle versus the lower-priced 60 model, which it replaced, we believe the 70D significantly expands Tesla’s addressable market. We also look forward to Tesla’s upcoming launch of the Model-X SUV.

The largest individual detractor was ITC Holdings Corp., the nation’s largest independent transmission company. Shares fell along with most of the utility sector over interest rate concerns. Company-specific issues, including a potential regulatory cut to the allowed return on equity and questions around ITC’s ability to execute on the development portion of its five-year capital expenditure plan, also hurt the stock. We believe ITC has robust growth prospects and will execute on its growth strategy and capital expenditure plan.

We expect to continue to establish positions in small and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

BARON INTERNATIONAL GROWTH FUND (Unaudited)	June 30, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND† (RETAIL SHARES) IN RELATION TO THE MSCI ACWI EX USA IMI GROWTH INDEX AND THE MSCI ACWI EX USA INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2015
					Since
					Inception
	Six	One	Three	Five	(December 31,
	Months*	Year	Years	Years	2008)

Baron International Growth Fund — Retail Shares[1,2]	7.53%	–0.35%	11.62%	10.52%	13.38%
Baron International Growth Fund — Institutional Shares[1,2,3]	7.68%	–0.05%	11.94%	10.81%	13.66%
MSCI ACWI ex USA IMI Growth Index[1]	5.98%	–1.88%	10.42%	8.68%	10.75%
MSCI ACWI ex USA Index[1]	4.03%	–5.26%	9.44%	7.76%	9.72%

*	Not annualized.

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI ACWI ex USA indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI ACWI ex USA IMI Growth Index Net USD measures the performance of large-, mid- and small-cap growth securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA Index Net USD measures the equity market performance of large and mid-cap securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2015 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2015
Percent of
Net Assets

Constellation Software, Inc.	3.5%

Aena SA	2.7%

Check Point Software Technologies Ltd.	2.6%

Mellanox Technologies Ltd.	2.6%

Ingenico Group	2.4%

RIB Software AG	2.2%

Eurofins Scientific SE	2.1%

Julius Baer Group Ltd.	2.1%

ProSiebenSat.1 Media AG	2.1%

Rakuten, Inc.	2.0%

24.3%

SECTOR BREAKDOWN AS OF JUNE 30, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2015, Baron International Growth Fund[1] gained 7.53%, outperforming the MSCI ACWI ex USA IMI Growth Index, which gained 5.98%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed and developing countries worldwide, although the Fund’s total exposure to developing countries will not exceed 30%. The Fund may purchase securities of companies of any size.

The international equities markets appreciated significantly through the first four and a half months of 2015 in response to declining sovereign interest rates, largely driven, in our view, by aggressive ECB monetary policy. The developed markets were boosted by the details of the ECB’s quantitative easing campaign, which clearly “beat” market expectations. Starting in mid-May, however, the markets reversed as several leading economic indicators peaked and key developed world sovereign bond yields rose subsequent to reaching record low levels in April. Late in the period, adverse political developments related to the technical default in Greece, and the unwinding of the spectacular rise of China’s A share markets captivated investor attention and sentiment, and pressured the international equities markets. Throughout the period, economic momentum overall continued to diverge, with relative strength in much of the developed world, led by a recovering Europe, and ongoing signs of deterioration across the developing world, notably in China and Brazil.

On a sector basis, the largest contributors to performance in the period were Information Technology, Financials, and Industrials. Telecommunication Services and Utilities detracted. On a country basis, the largest contributors to performance were Japan, the U.K., Germany, and China. Notable detractors included Brazil and Hong Kong.

MonotaRO Co., Ltd. was the biggest contributor in the period. Shares of this Japan-based online consumables distributor rose following a strong first quarter earnings report and continued monthly sales growth momentum. We think that MonotaRO is “firing on all cylinders” – taking significant market share in its core Japanese business, sowing the seeds for a growth business in Korea, and increasing its royalty income stream from its parent company, a U.S.- based online business. Management operates the business in a efficient manner, thus earning high returns on capital.

GAEC Educação S.A., a for-profit education company in Brazil, was the biggest detractor in the period. GAEC has been a beneficiary of FIES, the government’s student financing program. Due to Brazil’s fiscal problems, the government changed the rules for FIES, and the entire education sector plummeted. GAEC also made two acquisitions prior to the announcement, which heightened concerns that it would be unable to extract synergies given the change in FIES rules. We exited our position.

We believe the ongoing shift in opportunity, resources and capital towards those international companies and entrepreneurs most capable of driving economic efficiency and productivity remains on course. We believe this trend underlies the Fund’s strong performance to date, and we remain enthusiastic regarding the long-term prospects for the many companies in which we are invested.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	June 30, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES) IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2015
					Since
					Inception
	Six	One	Three	Five	(December 31,
	Months*	Year	Years	Years	2009)

Baron Real Estate Fund — Retail Shares[1,2]	0.62%	7.30%	21.76%	22.46%	19.87%
Baron Real Estate Fund — Institutional Shares[1,2]	0.73%	7.56%	22.05%	22.76%	20.16%
MSCI USA IMI Extended Real Estate Index[1]	–0.83%	8.03%	15.02%	16.27%	14.72%
S&P 500 Index[1]	1.23%	7.42%	17.31%	17.34%	14.21%

*	Not annualized.

[1]
The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2015 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2015
Percent of
Net Assets

Brookdale Senior Living, Inc.	7.0%

Hilton Worldwide Holdings, Inc.	3.8%

Jones Lang LaSalle, Inc.	3.6%

CBRE Group, Inc.	3.6%

Equinix, Inc.	3.3%

Norwegian Cruise Line Holdings, Ltd.	3.2%

Brookfield Infrastructure Partners L.P.	3.2%

Hyatt Hotels Corp.	3.2%

Diamond Resorts International, Inc.	3.0%

Capital Senior Living Corp.	3.0%

36.9%

SECTOR BREAKDOWN AS OF JUNE 30, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2015, Baron Real Estate Fund[1] gained 0.62%, outperforming the MSCI USA IMI Extended Real Estate Index, which lost 0.83%. Since its inception on December 31, 2009 through June 30, 2015, the Fund significantly outperformed its index, generating an annualized return of 19.87%, compared with an annualized return of 14.72% for the index.

Baron Real Estate Fund is a non-diversified fund that invests broadly in real estate and real estate-related companies of all sizes. The Fund seeks to invest in what we believe are well-managed companies with significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include a more comprehensive group of real estate and real estate-related companies. These include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships (MLPs), data centers, building products companies, real estate service companies, and real estate operating companies.

Investor concerns over rising interest rates pressured real estate stocks in the period, particularly because high-dividend yielding stocks like REITs usually become less attractive to investors when treasury yields climb. In addition to interest rates, other contributors to positive equity market performance in the last five years – namely, favorable valuations and the undervalued U.S. dollar – are now somewhat less compelling. Nevertheless, we believe prospects for the equity market and the Fund are attractive. In our opinion, economic conditions are generally solid, and offer a rare and welcome combination of low interest rates, low inflation, cheap oil prices, solid job growth, and increased household formation. The backdrop for commercial and residential real estate remains appealing. Demand, in most cases, is outstripping new construction activity. Strong balance sheets, low interest rates, and wide access to cheap capital afford many companies the opportunity to develop and acquire real estate, propelling growth. The pieces appear to be falling in place for a normalized and growing housing market. Credit conditions are easing, and mortgage rates remain near historical lows. In numerous markets, renting is more expensive than owning, fueling the preference to purchase. New home sales are increasing and construction levels remain below historical norms, creating a favorable ratio between demand and supply.

Investments in building products/services, hotels & leisure, and data centers contributed the most to performance in the period. Casino & gaming operators, REITs, and senior housing operators detracted the most.

The top contributor was Builders FirstSource, Inc., a leading distributor of building products to the new residential construction industry in the U.S. Shares rose sharply on the announced merger with competitor ProBuild. Management expects the merger to increase cash flow by five-fold and be highly accretive to earnings. We remain excited about the combined company’s prospects, as residential construction levels are still depressed relative to demographic needs, and the company is gaining market share.

Shares of Wynn Resorts Ltd., a gaming company with casinos in Macau and Las Vegas, decreased due to the slowdown in Macau and concerns over a smoking ban at VIP gaming tables expected to be enacted next year. The slowdown, combined with the unpredictability of how many tables Wynn will receive at its new casino opening in April 2016, led to our sale of the stock. While we think the company will still be able to finance and open the casino, the return may not be what investors expect and the increased supply could cannibalize existing assets.

We seek to establish positions in real estate and real estate-related companies that we believe have exceptional management, sustainable competitive advantages, and compelling valuations.

†	Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

BARON EMERGING MARKETS FUND (Unaudited)	June 30, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES) IN RELATION TO THE MSCI EM IMI GROWTH INDEX AND THE MSCI EM IMI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2015
				Since
				Inception
	Six	One	Three	(December 31,
	Months*	Year	Years	2010)

Baron Emerging Markets Fund — Retail Shares[1,2]	0.34%	–4.23%	11.07%	4.38%
Baron Emerging Markets Fund — Institutional Shares[1,2]	0.42%	–3.96%	11.34%	4.62%
MSCI EM IMI Growth Index[1]	4.47%	–2.08%	6.33%	0.17%
MSCI EM IMI Index[1]	3.64%	–4.41%	4.24%	–1.11%

*	Not annualized.

[1]
The MSCI EM (Emerging Markets) IMI indexes cited are unmanaged, free float-adjusted market capitalization indexes. The MSCI EM (Emerging Markets) IMI Growth Index Net USD and the MSCI EM (Emerging Markets) IMI Index Net USD are designed to measure equity market performance of large-, mid- and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

June 30, 2015 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2015
Percent of
Net Assets
Haitong Securities Co., Ltd.	2.5%

Samsung Electronics Co., Ltd.	2.3%

Sinopharm Group Co. Ltd.	2.1%

Coal India Ltd.	1.9%

Dish TV India Ltd.	1.8%

Alibaba Group Holding Ltd.	1.8%

Makalot Industrial Co., Ltd.	1.7%

Steinhoff International Holdings Ltd.	1.7%

Torrent Pharmaceuticals Ltd.	1.6%

Kingdee International Software Group Co. Ltd.	1.6%

19.0%

SECTOR BREAKDOWN AS OF JUNE 30, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2015, Baron Emerging Markets Fund[1] gained 0.34%, underperforming the MSCI EM IMI Growth Index, which returned 4.47%. Since its inception on December 31, 2010 through June 30, 2015, the Fund significantly outperformed its index, generating an annualized return of 4.38%, compared with an annualized return of 0.17% for the index.

Baron Emerging Markets Fund is a diversified fund that invests for the long term, primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in the U.S., other developed countries, and Frontier Countries. The Fund seeks to invest in companies that we believe have significant long-term growth prospects and to purchase their stock at prices we believe to be favorable.

The emerging markets appreciated through the first four and a half months of 2015 in response to declining sovereign interest rates, largely driven, in our view, by aggressive ECB monetary policy. Starting in mid-May, however, the markets reversed as several leading economic indicators peaked and key developed world sovereign bond yields rose subsequent to reaching record low levels in April. Late in the period, the unwinding of the spectacular rise of China’s A share markets and adverse political developments related to the technical default in Greece captivated investor attention and sentiment, pressuring emerging equities markets. Throughout the period, there were ongoing signs of deterioration across the developing world, notably in China and Brazil.

On a sector basis, the largest contributors in the period were Health Care, Consumer Staples, and Energy. Industrials, Financials, and Materials were the largest detractors. On a regional basis, China, India, and Taiwan contributed the most. Brazil, Korea, and Norway detracted the most.

The largest contributor in the period was Kingdee International Software Group Co. Ltd. Kingdee is a software vendor to small and medium-sized businesses in China. Shares rose on reports of continued improvement in gross profit generation and an investment by leading e-commerce operator JD.com. The company is undergoing a strategic transformation from a direct to indirect sales approach, which we think will allow it to sell software more profitably and earn higher returns on capital over the long run.

GOL Linhas Aéreas Inteligentes SA, the second largest airline in Brazil, was the largest detractor. Our investment thesis was based on industry-wide capacity rationalization and operational improvements at GOL. GOL was also a cheaper way to own Smiles SA, a high growth, high return loyalty program, of which GOL is a majority shareholder. Shares fell sharply, weighed down by the impact of the slowdown in Brazil on travel, and GOL’s ballooning debt service as its debt is denominated in U.S. dollars. We reduced our position.

The ongoing shift in opportunity, resources and capital towards the emerging market companies and entrepreneurs most capable of driving economic efficiency and productivity remains on course. We believe this trend underlies the Fund’s strong since inception performance, and we remain enthusiastic regarding the long-term prospects for the many companies in which we are invested.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Energy and Resources Fund (Unaudited)	June 30, 2015
COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ENERGY AND RESOURCES FUND† (RETAIL SHARES) IN RELATION TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2015
				Since
				Inception
	Six	One	Three	(December 31,
	Months*	Year	Years	2011)

Baron Energy and Resources Fund — Retail Shares[1,2]	1.84%	–26.54%	6.54%	1.50%
Baron Energy and Resources Fund — Institutional Shares[1,2]	1.92%	–26.42%	6.76%	1.71%
S&P North American Natural Resources Sector Index[1]	–4.14%	–25.71%	3.05%	0.84%
S&P 500 Index[1]	1.23%	7.42%	17.31%	17.67%

*	Not annualized.

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The S&P 500 North American Natural Resources Sector Index measures the performance of U.S.-traded natural resources-related stocks, including mining, energy, paper and forest products, and plantation owning companies. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Energy and Resources Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2015 (Unaudited)	Baron Energy and Resources Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2015
Percent of
Net Assets

Concho Resources, Inc.	4.0%

Parsley Energy, Inc.	3.8%

Newfield Exploration Co.	3.6%

SunEdison, Inc.	3.5%

TerraForm Global, Inc.	3.0%

SM Energy Co.	2.9%

Flotek Industries, Inc.	2.9%

Tallgrass Energy GP LP	2.8%

Halliburton Co.	2.7%

SemGroup Corporation	2.6%

31.8%

SECTOR BREAKDOWN AS OF JUNE 30, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2015, Baron Energy and Resources Fund[1] gained 1.84%, outperforming the S&P North American Natural Resources Sector Index, which fell 4.14%.

The Fund is a non-diversified fund that invests primarily in energy and resources companies of any market capitalization, including master limited partnerships (MLPs). The Fund invests primarily in U.S. securities and may invest up to 25% in non-U.S. securities. We select securities that we believe have favorable price-to-value characteristics, are well-managed and appropriately financed, and have significant long-term growth prospects and competitive advantages.

Although oil prices showed signs of recovery during the period, they still remained far below the highs of a year ago, and the recovery in price was not enough to shift investor sentiment from negative to positive. As a result, energy equity performance lagged the recovery in the commodity. Investor sentiment toward the energy industry remained historically low as investors seemed to lack confidence in the forward outlook for a strong and sustained recovery in energy prices amid the current period of oversupply of oil and natural gas.

In addition to our investments in conventional energy resources, we have increased our exposure to the renewable energy sector and we continue to look for opportunities. As the levelized cost of electricity from renewable power technologies such as solar and wind continue to decline to or below the costs for conventional power sources, the need for subsidies decreases and economic and policy decisions are in sync. This is happening throughout the world and is increasing the total addressable market for, and investment opportunities in, renewable energy.

SunEdison, Inc., the world’s largest renewable energy developer, was the largest contributor in the period. Increased investor confidence in its strategy to develop cash-generating assets and drop them down to its yieldco, TerraForm Power, helped drive up the share price. In addition, investors viewed positively SunEdison’s recent acquisition of First Wind, the announcement of several acquisitions in emerging markets, and an IPO filing for TerraForm Global, SunEdison’s emerging market yieldco.

The largest detractor was Flotek Industries, Inc., a supplier of specialized chemicals to the oil & gas industry. Its proprietary citrus oil-based products experienced rapid growth related to the boom in North American shale oil drilling. Despite this, the sharper-than-expected decline in U.S. drilling and completion activity has taken a toll on its earnings outlook and share price during the period. We continue to see significant potential for differentiated organic growth and a rebound in long-term earnings power at Flotek.

As we look into the second half of the year, we expect volatility will continue to be a big part of the landscape, but we also anticipate that industry fundamentals are bottoming and should show improvement heading toward and into 2016. The energy and resource sectors remain as out of favor with investors as at any time in the past decade and perhaps longer and we think this creates an opportunity to take a contrarian approach. We believe that valuations are attractive and we are looking to deploy capital to take advantage of this opportunity and these values.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	June 30, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES) IN RELATION TO THE MSCI ACWI GROWTH INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2015
				Since
				Inception
	Six	One	Three	(April 30,
	Months*	Year	Years	2012)

Baron Global Advantage Fund — Retail Shares[1,2]	5.77%	4.75%	17.88%	13.71%
Baron Global Advantage Fund — Institutional Shares[1,2]	5.81%	4.87%	18.13%	13.93%
MSCI ACWI Growth Index Net[1]	4.83%	4.86%	14.19%	11.44%
MSCI ACWI Index Net[1]	2.66%	0.71%	13.01%	10.68%

*	Not annualized.

†	The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI ACWI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI Growth Index Net USD measures the equity market performance of large- and mid-cap growth securities across developed and emerging markets. The MSCI ACWI Index Net USD measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The indexes and Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2015 (Unaudited)	Baron Global Advantage Fund
TOP TEN HOLDINGS AS OF JUNE 30, 2015
Percent of
Net Assets

Amazon.com, Inc.	7.6%

SunEdison, Inc.	5.6%

JUST EAT plc	5.2%

Facebook, Inc.	4.5%

Illumina, Inc.	4.2%

TerraForm Global, Inc.	4.1%

Alibaba Group Holding Ltd.	4.1%

Sarana Menara Nusantara Tbk PT	3.8%

Mellanox Technologies Ltd.	3.7%

Google, Inc.	3.7%

46.5%

SECTOR BREAKDOWN AS OF JUNE 30, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2015, Baron Global Advantage Fund[1] gained 5.77%, outperforming the MSCI ACWI Growth Index, which gained 4.83%.

Baron Global Advantage Fund is a diversified fund that invests primarily in growth companies of any size located throughout the world. We have a long-term mindset, conduct bottom-up research, and believe insights and perspective are more important than short-term events or results. We invest in companies that we believe have favorable price-to-value and risk/reward characteristics, have strong free cash flow and returns on capital, are well-managed, and have sustainable competitive advantages.

The global markets advanced through the first four and a half months of 2015 in response to declining sovereign interest rates, largely driven, in our view, by aggressive ECB monetary policy. The U.S. extended its six-year bull run, driven by historically low interest rates and an improving economy. Starting in mid-May, the global markets reversed as several leading economic indicators peaked and key developed world sovereign bond yields rose after dropping to record low levels in April. Late in the period, the unwinding of the spectacular rise of China’s A share markets and adverse political developments related to the technical default in Greece captured investor attention, pressuring the markets. We think that Europe remains a fertile ground for the types of growth opportunities we seek, pending the outcome of the Greek restructuring negotiations, as it is relatively early in its economic and credit-cycle recovery. Throughout the period, there were signs of deterioration across the developing world, notably in China and Brazil.

On a sector basis, Information Technology, Consumer Discretionary, and Health Care contributed the most to performance. Telecommunication Services, Materials, Energy, and Financials detracted. From a country perspective, holdings in the U.S. and U.K. were top contributors. Investments in Indonesia and India were top detractors.

SunEdison, Inc., one of the world’s largest renewable energy developer, was the largest contributor in the period. Increased investor confidence in its strategy to develop cash-generating assets and drop them down to its yieldco, TerraForm Power, helped drive up the share price. In addition, investors viewed positively SunEdison’s recent acquisition of First Wind, the announcement of several acquisitions in emerging markets, and an IPO filing for TerraForm Global, SunEdison’s emerging market yieldco.

Alibaba Group Holding Ltd., the largest e-commerce company in China and the world, was the largest detractor in the period. Shares declined due to a revenue miss as a result of increased mobile contribution, a greater mix of sales through its Taobao marketplace, and an algorithm change. The stock has also been weak ahead of lock-up expirations. We view these issues as temporary. We believe Alibaba’s market leading position, positive network effects, asset-light business model, and high cash generation give it a long runway for continued growth.

The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level being the most important determinants of the size of each individual investment. We continue to focus on identifying and investing in unique companies with sustainable competitive advantages and the ability to redeploy capital at high rates of return. We are optimistic about the long-term opportunities of the companies in which we are invested and continue to search for new ideas and investments.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	June 30, 2015

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2015

Shares		Cost	Value

Common Stocks (118.65%)

Consumer Discretionary (39.19%)
	Apparel, Accessories & Luxury
	Goods (0.39%)
100,000	Under Armour, Inc., Cl A1	$7,776,014	$8,344,000
	Automobile Manufacturers (10.41%)
825,000	Tesla Motors, Inc.[1]	177,823,618	221,314,500
	Automotive Retail (6.23%)
2,000,000	CarMax, Inc.[1]	69,489,756	132,420,000
	Hotels, Resorts & Cruise
	Lines (7.46%)
2,500,000	Hyatt Hotels Corp., Cl A1	67,148,542	141,725,000
304,208	Norwegian Cruise Line
	Holdings Ltd.[1,2]	13,954,660	17,047,816

		81,103,202	158,772,816
	Leisure Facilities (4.75%)
925,800	Vail Resorts, Inc.	27,801,851	101,097,360
	Movies & Entertainment (4.51%)
5,374,321	Manchester United plc, Cl A1,2	91,547,645	95,985,373
	Restaurants (0.33%)
40,000	Panera Bread Co., Cl A1	6,855,645	6,990,800
	Specialty Stores (5.11%)
2,100,000	Dick’s Sporting Goods, Inc.	58,896,964	108,717,000

Total Consumer Discretionary		521,294,695	833,641,849

Financials (21.77%)
	Asset Management &
	Custody Banks (4.43%)
3,345,500	The Carlyle Group	89,375,354	94,175,825
	Investment Banking &
	Brokerage (5.84%)
3,800,000	The Charles Schwab Corp.	49,157,674	124,070,000
	Property & Casualty
	Insurance (7.71%)
2,450,000	Arch Capital Group Ltd.[1,2]	33,071,317	164,052,000
	Specialized REITs (3.79%)
2,200,000	Gaming and Leisure Properties, Inc.	71,909,656	80,652,000

Total Financials		243,514,001	462,949,825

Health Care (11.81%)
	Health Care Equipment (3.17%)
1,050,000	IDEXX Laboratories, Inc.[1]	45,812,786	67,347,000
	Health Care Technology (3.51%)
2,675,000	Inovalon Holdings, Inc., CI A1	76,677,251	74,632,500
	Life Sciences Tools &
	Services (5.13%)
500,000	Illumina, Inc.[1]	63,840,699	109,180,000

Total Health Care		186,330,736	251,159,500

Industrials (14.43%)
	Industrial Machinery (1.46%)
276,687	The Middleby Corp.[1]	21,507,177	31,052,582
	Research & Consulting
	Services (5.13%)
1,500,000	Verisk Analytics, Inc.[1]	40,826,578	109,140,000
	Trading Companies &
	Distributors (7.84%)
2,675,000	Air Lease Corp.	85,725,145	90,682,500
1,800,000	Fastenal Co.	31,516,561	75,924,000

		117,241,706	166,606,500

Total Industrials		179,575,461	306,799,082

Shares		Cost	Value

Common Stocks (continued)

Information Technology (25.44%)
	Application Software (11.29%)
775,000	FactSet Research Systems, Inc.	$50,806,618	$125,945,250
2,150,000	Mobileye N.V.[1,2]	99,847,272	114,315,500

		150,653,890	240,260,750
	Internet Software &
	Services (11.53%)
1,100,000	CoStar Group, Inc.[1]	112,737,431	221,386,000
275,000	Zillow Group, Inc., Cl A1	27,180,678	23,853,500

		139,918,109	245,239,500
	IT Consulting & Other
	Services (2.62%)
649,000	Gartner, Inc.[1]	41,264,138	55,671,220

Total Information Technology		331,836,137	541,171,470

Utilities (6.01%)
	Electric Utilities (6.01%)
3,975,000	ITC Holdings Corp.	40,118,128	127,915,500

Total Common Stocks		1,502,669,158	2,523,637,226

Private Equity Investment (0.30%)

Financials (0.30%)
	Asset Management &
	Custody Banks (0.30%)
7,579,130	Windy City Investments
	Holdings, L.L.C.[1,3,4,6]	1,832,926	6,442,261

Principal Amount

Short Term Investment (0.01%)

$138,618	Repurchase Agreement
	with Fixed Income
	Clearing Corp., dated
	6/30/2015, 0.00% due
	7/1/2015; Proceeds at
	maturity - $138,618;
	(Fully collateralized by
	$150,000 U.S. Treasury
	Note, 1.50% due
	1/31/2022; Market
	value - $146,063)[5]	138,618	138,618

Total Investments (118.96%)		$1,504,640,702	2,530,218,105

Liabilities Less Cash and Other
Assets (-18.96%)			(403,251,512)

Net Assets			$2,126,966,593

Retail Shares (Equivalent to $38.89 per share
based on 33,439,822 shares outstanding)			$1,300,434,187

Institutional Shares (Equivalent to $39.52 per
share based on 20,915,286 shares outstanding)			$826,532,406

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At June 30, 2015, the market value of a restricted and fair valued security amounted to $6,442,261 or 0.30% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

16	See Notes to Financial Statements.

June 30, 2015	Baron Focused Growth Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2015

Shares		Cost	Value

Common Stocks (96.26%)

Consumer Discretionary (41.38%)
	Automobile Manufacturers (10.82%)
82,000	Tesla Motors, Inc.[1]	$19,145,973	$21,997,320
	Automotive Retail (4.23%)
130,000	CarMax, Inc.[1]	3,462,365	8,607,300
	Hotels, Resorts & Cruise
	Lines (11.25%)
150,000	Choice Hotels International, Inc.	5,080,139	8,137,500
260,000	Hyatt Hotels Corp., Cl A1	8,951,569	14,739,400

		14,031,708	22,876,900
	Leisure Facilities (7.32%)
136,230	Vail Resorts, Inc.	8,272,836	14,876,316
	Movies & Entertainment (4.83%)
550,000	Manchester United plc, Cl A1,2	8,719,507	9,823,000
	Specialty Stores (2.93%)
115,000	Dick’s Sporting Goods, Inc.	2,340,062	5,953,550

Total Consumer Discretionary		55,972,451	84,134,386

Consumer Staples (1.99%)
	Household Products (1.99%)
50,000	Church & Dwight Co., Inc.	1,274,171	4,056,500

Financials (11.76%)
	Asset Management &
	Custody Banks (7.78%)
260,000	The Carlyle Group	6,556,081	7,319,000
200,000	Financial Engines, Inc.	6,804,436	8,496,000

		13,360,517	15,815,000
	Investment Banking &
	Brokerage (0.69%)
59,500	Virtu Financial, Inc., Cl A1	1,130,500	1,397,060
	Property & Casualty
	Insurance (3.29%)
100,000	Arch Capital Group Ltd.[1,2]	1,800,055	6,696,000

Total Financials		16,291,072	23,908,060

Industrials (11.23%)
	Building Products (4.05%)
120,000	CaesarStone Sdot-Yam Ltd.[1,2]	5,406,710	8,224,800
	Railroads (2.25%)
60,000	Genesee & Wyoming, Inc., Cl A1	1,860,705	4,570,800
	Research & Consulting
	Services (2.86%)
80,000	Verisk Analytics, Inc.[1]	2,262,317	5,820,800
	Trading Companies &
	Distributors (2.07%)
100,000	Fastenal Co.	2,169,715	4,218,000

Total Industrials		11,699,447	22,834,400

Shares		Cost	Value

Common Stocks (continued)

Information Technology (23.15%)
	Application Software (10.87%)
75,000	FactSet Research Systems, Inc.	$5,828,282	$12,188,250
101,870	Guidewire Software, Inc.[1]	4,816,691	5,391,979
85,000	Mobileye N.V.[1,2]	4,586,910	4,519,450

		15,231,883	22,099,679
	Internet Software &
	Services (12.28%)
225,000	Benefitfocus, Inc.[1]	5,980,202	9,866,250
75,000	CoStar Group, Inc.[1]	13,824,622	15,094,500

		19,804,824	24,960,750

Total Information Technology		35,036,707	47,060,429

Materials (1.56%)
	Industrial Gases (1.56%)
30,000	Airgas, Inc.	1,865,304	3,173,400

Utilities (5.19%)
	Electric Utilities (3.17%)
200,000	ITC Holdings Corp.	4,273,076	6,436,000
	Renewable Electricity (2.02%)
108,333	TerraForm Power, Inc., Cl A	3,231,116	4,114,487

Total Utilities		7,504,192	10,550,487

Total Common Stocks		129,643,344	195,717,662

Preferred Stock (3.66%)

Telecommunication Services (3.66%)
	Alternative Carriers (3.66%)
22,300	Iridium Communications
	Inc., Series B, 6.75%[3]	5,814,082	7,437,050

Total Investments (99.92%)		$135,457,426	203,154,712

Cash and Other Assets Less
Liabilities (0.08%)			168,386

Net Assets			$203,323,098

Retail Shares (Equivalent to $15.14 per share
based on 3,178,943 shares outstanding)			$48,144,944

Institutional Shares (Equivalent to $15.34 per
share based on 10,114,757 shares outstanding)			$155,178,154

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron International Growth Fund	June 30, 2015

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2015

Shares		Cost	Value

Common Stocks (98.10%)

Australia (2.66%)
75,169	Domino’s Pizza Enterprises Ltd.	$1,019,935	$2,069,900
80,000	Newcrest Mining Ltd.[1]	953,984	803,647

Total Australia		1,973,919	2,873,547

Brazil (2.20%)
35,167	Cetip SA - Mercados Organizados	390,787	385,479
40,000	Smiles SA	486,258	677,881
105,000	TOTVS SA	1,127,523	1,317,101

Total Brazil		2,004,568	2,380,461

Canada (5.36%)
9,600	Constellation Software, Inc.	1,744,606	3,811,254
35,000	Crescent Point Energy Corp.	1,246,942	718,214
46,000	Suncor Energy, Inc.	1,633,185	1,265,920

Total Canada		4,624,733	5,795,388

China (10.07%)
19,000	Alibaba Group Holding Ltd., ADR[1]	1,596,934	1,563,130
1,900,000	China Telecom Corp. Ltd., Cl H	1,178,909	1,115,261
450,000	China Unicom (Hong Kong) Ltd.	823,550	707,084
475,771	Haitong Securities Co., Ltd., Cl H	742,452	1,261,308
3,401,700	Kingdee International Software
	Group Co. Ltd.	621,454	2,014,282
12,000	Qihoo 360 Technology Co. Ltd., ADR[1]	806,788	812,280
70,000	SouFun Holdings Ltd., ADR	668,785	588,700
38,000	TAL Education Group, ADR[1]	1,216,341	1,341,400
75,000	Tencent Holdings Ltd.	368,378	1,497,765

Total China		8,023,591	10,901,210

France (4.54%)
7,500	Eurofins Scientific SE	803,359	2,283,491
22,400	Ingenico Group SA
	(formerly, Ingenico SA)	1,061,193	2,629,618

Total France		1,864,552	4,913,109

Germany (9.52%)
32,000	Brenntag AG	1,627,034	1,834,775
20,000	Fresenius Medical Care Ag & Co.	1,693,434	1,650,869
45,066	ProSiebenSat.1 Media AG	1,977,128	2,225,712
150,100	RIB Software AG	1,182,651	2,420,557
35,000	Symrise AG	847,409	2,172,229

Total Germany		7,327,656	10,304,142

Greece (0.28%)
63,000	Hellenic Exchanges - Athens S.A.[3]	383,621	300,362

Hong Kong (0.93%)
340,700	Luk Fook Holdings International Ltd.	1,079,640	1,004,315

India (4.58%)
127,900	Axis Bank Ltd.	684,826	1,122,640
115,700	DEN Networks Ltd.[1]	261,197	257,363
778,598	Dish TV India Ltd.[1]	793,336	1,300,313
388,835	Hathway Cable and Datacom Ltd.[1]	238,716	300,724

Shares		Cost	Value

Common Stocks (continued)

India (continued)
30,600	Larsen & Toubro Ltd.	$669,317	$856,685
30,000	SKS Microfinance Ltd.[1]	213,381	219,865
155,000	Zee Entertainment Enterprises Ltd.	797,002	895,485

Total India		3,657,775	4,953,075

Indonesia (2.47%)
849,373	Matahari Department Store Tbk PT	1,064,961	1,054,350
1,250,000	Sarana Menara Nusantara Tbk PT1	260,297	375,023
1,801,400	Tower Bersama Infrastructure Tbk PT1	899,297	1,246,422

Total Indonesia		2,224,555	2,675,795

Ireland (1.78%)
27,000	Ryanair Holdings plc, ADR	986,106	1,926,450

Israel (6.39%)
36,000	Check Point Software Technologies Ltd.[1]	2,051,140	2,863,800
57,000	Mellanox Technologies Ltd.[1]	2,344,906	2,769,630
24,000	Mobileye N.V.[1]	1,134,213	1,276,080

Total Israel		5,530,259	6,909,510

Italy (1.46%)
54,000	Azimut Holding SpA	1,277,478	1,579,697

Japan (15.38%)
40,000	Bridgestone Corp.	984,974	1,479,757
225,000	Daiwa Securities Group, Inc.	1,880,060	1,686,236
7,700	FANUC Corp.	715,566	1,577,938
50,000	Mitsui Fudosan Co. Ltd.	1,142,215	1,400,090
43,000	MonotaRO Co. Ltd.	1,001,454	1,890,264
100,000	Panasonic Corp.	1,216,178	1,373,943
135,000	Rakuten, Inc.	1,807,893	2,181,334
55,800	Sanrio Co. Ltd.	1,664,590	1,515,995
25,000	SoftBank Corp.	894,735	1,472,607
450,400	Sumitomo Mitsui Trust Holdings, Inc.	1,932,028	2,063,114

Total Japan		13,239,693	16,641,278

Norway (1.51%)
35,000	Golar LNG Ltd.	1,335,324	1,638,000

South Africa (1.33%)
227,622	Steinhoff International Holdings Ltd.	1,052,624	1,440,459

Spain (4.76%)
28,000	Aena SA, 144A1	2,682,219	2,926,168
33,000	Grifols SA, ADR	488,751	1,022,010
37,105	Inditex SA	1,067,201	1,206,040

Total Spain		4,238,171	5,154,218

Switzerland (2.60%)
40,067	Julius Baer Group Ltd.	1,399,262	2,247,729
7,000	Syngenta AG, ADR	329,123	571,270

Total Switzerland		1,728,385	2,818,999

18	See Notes to Financial Statements.

June 30, 2015	Baron International Growth Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2015

Shares		Cost	Value

Common Stocks (continued)

United Kingdom (17.39%)
203,000	Abcam plc	$1,384,255	$1,652,232
309,214	AO World plc[1]	1,169,436	703,028
50,000	Burberry Group plc	1,362,452	1,234,217
155,000	Domino’s Pizza Group plc	1,407,017	1,892,335
70,200	easyJet plc	1,633,319	1,705,265
75,000	EMIS Group plc	1,108,288	1,086,519
64,800	Experian plc	623,019	1,180,059
115,300	Inchcape plc	1,062,155	1,469,249
20,600	Intertek Group plc	463,691	793,010
277,159	JUST EAT plc[1]	1,316,902	1,771,557
100,000	Lancashire Holdings Ltd.	974,041	968,676
100,000	Nomad Foods Limited
	(formerly, Nomad Holdings Ltd.)[1]	1,012,500	2,175,000
190,200	Premier Oil plc[1]	913,132	445,588
275,600	William Hill plc	1,591,434	1,745,570

Total United Kingdom		16,021,641	18,822,305

United States (2.89%)
28,900	Agilent Technologies, Inc.	631,016	1,114,962
30,000	Arch Capital Group Ltd.[1]	1,149,524	2,008,800

Total United States		1,780,540	3,123,762

Total Common Stocks		80,354,831	106,156,082

Private Equity Investment (1.11%)

United States (1.11%)
1,300	TerraForm Global, Inc.[1,2,4]	1,300,000	1,200,914

	Principal Amount	Cost	Value

	Short Term Investment (0.85%)

$ 915,155	Repurchase Agreement with
	Fixed Income Clearing Corp.,
	dated 6/30/2015, 0.00% due
	7/1/2015; Proceeds at maturity -
	$915,155; (Fully collateralized by
	$960,000 U.S. Treasury Note,
	1.50% due 1/31/2022
	Market value - $934,800)[3]	$915,155	$915,155

	Total Investments (100.06%)	$82,569,986	108,272,151

	Liabilities Less Cash and Other Assets (-0.06%)		(63,137)

	Net Assets		$108,209,014

	Retail Shares (Equivalent to $19.29 per share
	based on 2,681,422 shares outstanding)		$51,730,490

	Institutional Shares (Equivalent to $19.48 per
	share based on 2,900,035 shares outstanding)		$56,478,524

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]
At June 30, 2015, the market value of a restricted and fair valued security amounted to $1,200,914 or 1.11% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At June 30, 2015, the market value of Rule 144A securities amounted to $2,926,168 or 2.70% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2015	Percentage of Net Assets

Consumer Discretionary	25.3%
Information Technology	23.4
Financials	14.1
Industrials	13.6
Health Care	8.1
Telecommunication Services	4.5
Energy	3.8
Materials	3.3
Consumer Staples	2.0
Utilities	1.1
Cash and Cash Equivalents*	0.8

100.0%

*	Includes short term investment.

See Notes to Financial Statements.	19

Baron Real Estate Fund	June 30, 2015

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2015

Shares		Cost	Value

Common Stocks (98.12%)

Consumer Discretionary (31.43%)
	Casinos & Gaming (2.63%)
2,774,450	MGM Resorts International[1]	$58,107,538	$50,633,713
	Home Furnishings (2.80%)
282,307	Mohawk Industries, Inc.[1]	37,097,056	53,892,406
	Home Improvement Retail (4.27%)
471,007	Home Depot, Inc.	38,028,564	52,343,008
442,700	Lowe’s Companies, Inc.	18,595,706	29,647,619

		56,624,270	81,990,627
	Homebuilding (2.55%)
1,285,300	Toll Brothers, Inc.[1]	44,499,463	49,085,607
	Hotels, Resorts & Cruise
	Lines (17.49%)
1,806,750	Diamond Resorts International, Inc.[1]	34,125,421	57,002,963
2,645,306	Hilton Worldwide Holdings, Inc.[1]	69,472,712	72,878,180
1,083,006	Hyatt Hotels Corp., Cl A1	49,891,338	61,395,610
1,111,355	Norwegian Cruise Line Holdings Ltd.[1,2]	38,447,111	62,280,334
386,100	Starwood Hotels & Resorts
	Worldwide, Inc.	23,357,109	31,308,849
628,500	Wyndham Worldwide Corp.	38,868,395	51,480,435

		254,162,086	336,346,371

	Leisure Facilities (1.69%)
1,358,458	ClubCorp Holdings, Inc.	28,543,952	32,439,977

Total Consumer Discretionary		479,034,365	604,388,701

Financials (35.23%)
	Diversified Real Estate
	Activities (1.89%)
1,040,850	Brookfield Asset
	Management, Inc., Cl A2	30,529,890	36,356,891
	Hotel & Resort REITs (3.28%)
3,144,250	Strategic Hotels & Resorts, Inc.[1]	30,903,267	38,108,310
1,661,407	Sunstone Hotel Investors, Inc.	20,483,391	24,937,719

		51,386,658	63,046,029
	Industrial REITs (1.09%)
564,450	Prologis, Inc.	23,879,085	20,941,095
	Office REITs (3.62%)
190,850	Boston Properties, Inc.	25,120,757	23,100,484
951,610	Douglas Emmett, Inc.	23,582,211	25,636,373
190,600	SL Green Realty Corp.	19,212,569	20,945,034

		67,915,537	69,681,891
	Real Estate Development (2.16%)
288,800	The Howard Hughes Corp.[1]	38,503,259	41,454,352
	Real Estate Operating
	Companies (5.62%)
1,674,630	Forest City Enterprises, Inc., Cl A1	34,311,851	37,009,323
17,390,085	Global Logistic Properties
	Ltd. (Singapore)[2]	32,887,006	32,666,529
2,149,514	Kennedy Wilson Europe Real
	Estate plc (United Kingdom)[2,3]	36,608,515	38,367,533

		103,807,372	108,043,385
	Real Estate Services (8.83%)
1,853,650	CBRE Group, Inc., Cl A1	47,290,459	68,585,050
408,430	Jones Lang LaSalle, Inc.	44,615,194	69,841,530
1,273,717	Kennedy-Wilson Holdings, Inc.	21,258,836	31,320,701

		113,164,489	169,747,281
	Residential REITs (2.37%)
551,934	American Campus Communities, Inc.	20,511,005	20,802,393
155,500	AvalonBay Communities, Inc.	26,262,746	24,859,785

		46,773,751	45,662,178

Shares		Cost	Value

Common Stocks (continued)

Financials (continued)
	Retail REITs (2.92%)
971,800	General Growth Properties, Inc.	$27,095,551	$24,936,388
180,500	Simon Property Group, Inc.	28,798,045	31,230,110

		55,893,596	56,166,498
	Specialized REITs (3.45%)
310,050	Alexandria Real Estate Equities, Inc.[3]	23,814,160	27,116,973
419,735	American Tower Corp.	37,082,222	39,157,078

		60,896,382	66,274,051

Total Financials		592,750,019	677,373,651

Health Care (9.95%)
	Health Care Facilities (9.95%)
3,873,200	Brookdale Senior Living, Inc.[1]	104,024,285	134,400,040
2,321,863	Capital Senior Living Corp.[1,4]	50,866,135	56,885,643

Total Health Care		154,890,420	191,285,683

Industrials (9.41%)
	Airport Services (1.25%)
229,600	Aena SA, 144A (Spain)[1,2]	24,707,225	23,994,577
	Building Products (8.16%)
307,200	Armstrong World Industries, Inc.[1]	16,926,494	16,367,616
3,153,816	Builders FirstSource, Inc.[1]	22,736,203	40,494,997
729,096	CaesarStone Sdot-Yam Ltd.[1,2]	29,037,784	49,972,240
714,669	Masonite International Corp.[1,2]	44,279,284	50,105,444

		112,979,765	156,940,297

Total Industrials		137,686,990	180,934,874

Information Technology (5.15%)
	Internet Software &
	Services (1.86%)
411,600	Zillow Group, Inc., Cl A1	38,811,908	35,702,184
	IT Consulting & Other
	Services (3.29%)
249,219	Equinix, Inc.[3]	49,475,859	63,301,626

Total Information Technology		88,287,767	99,003,810

Telecommunication Services (3.73%)
	Wireless Telecommunication
	Services (3.73%)
57,211,650	Sarana Menara Nusantara
	Tbk PT (Indonesia)[1,2]	15,144,114	17,164,568
269,800	SBA Communications Corp., Cl A1	21,583,639	31,018,906
34,047,909	Tower Bersama Infrastructure
	Tbk PT (Indonesia)[1,2]	17,742,224	23,558,369

Total Telecommunication Services		54,469,977	71,741,843

Utilities (3.22%)
	Electric Utilities (3.22%)
1,385,558	Brookfield Infrastructure
	Partners L.P.[2]	57,938,073	61,837,454

Total Common Stocks		1,565,057,611	1,886,566,016

20	See Notes to Financial Statements.

June 30, 2015	Baron Real Estate Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2015

	Principal Amount	Cost	Value

	Short Term Investment (1.74%)

$33,484,992	Repurchase Agreement with
	Fixed Income Clearing Corp.,
	dated 6/30/2015, 0.00% due
	7/1/2015; Proceeds at maturity -
	$33,484,992; (Fully collateralized
	by $33,585,000 U.S. Treasury
	Note, 2.125% due 8/15/2021;
	Market value - $34,155,508)[5]	$33,484,992	$33,484,992

	Total Investments (99.86%)	$1,598,542,603	1,920,051,008

	Cash and Other Assets Less
	Liabilities (0.14%)		2,691,460

	Net Assets		$1,922,742,468

	Retail Shares (Equivalent to $26.08 per share
	based on 34,506,987 shares outstanding)		$899,920,611

	Institutional Shares (Equivalent to $26.33 per
	share based on 38,844,736 shares outstanding)		$1,022,821,857

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	See Note 10 regarding “Affiliated” companies.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
144A
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At June 30, 2015, the market value of Rule 144A securities amounted to $23,994,577 or 1.25% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Emerging Markets Fund	June 30, 2015

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2015

Shares		Cost	Value

Common Stocks (90.50%)

Brazil (5.24%)
1,602,012	Cetip SA - Mercados
	Organizados	$18,782,558	$17,560,249
375,000	GAEC Educaçäo SA	3,431,246	2,623,347
1,272,359	GOL Linhas Aéreas
	Inteligentes SA, ADR[1]	6,932,819	3,015,491
440,000	Linx SA	8,591,358	6,869,383
250,000	M. Dias Branco SA	9,933,492	6,593,548
950,000	Multiplus SA	11,461,913	11,458,300
1,201,400	Smiles SA	18,172,971	20,360,157
1,600,818	TOTVS SA	23,771,784	20,080,378

Total Brazil		101,078,141	88,560,853

China (26.63%)
364,000	Alibaba Group Holding Ltd., ADR[1]	32,030,017	29,946,280
5,300,000	China Everbright Ltd.	18,356,187	18,324,077
4,500,000	China Life Insurance Co., Ltd., Cl H	22,540,831	19,505,776
4,500,000	China Mengniu Dairy Co. Ltd.	20,719,808	22,408,422
2,000,000	China Mobile Ltd.	25,900,414	25,646,484
40,000,000	China Telecom Corp. Ltd., Cl H	25,115,460	23,479,175
11,000,000	China Unicom (Hong Kong) Ltd.	17,819,686	17,284,285
260,425	Ctrip.com International Ltd., ADR[1]	15,592,928	18,912,064
16,001,000	Haitong Securities Co., Ltd., Cl H	26,345,205	42,419,974
5,020,000	Huatai Securities Co. Ltd.,
	Cl H, 144A1	16,510,498	14,247,473
750,000	Jumei International Holding
	Ltd., ADR[1]	17,444,268	17,130,000
45,000,000	Kingdee International
	Software Group Co. Ltd.	14,212,410	26,646,284
46,865	Perfect World Co. Ltd., ADR[1]	855,327	928,864
20,000,000	PetroChina Co. Ltd.	24,153,596	22,266,514
185,000	Qihoo 360 Technology Co. Ltd., ADR[1]	12,446,949	12,522,650
3,900,000	Shenzhou International
	Group Holdings Ltd.	16,696,419	18,917,507
15,000,600	Sihuan Pharmaceutical
	Holdings Group Ltd.[3]	7,125,260	8,572,822
7,900,000	Sinopharm Group Co. Ltd., Cl H	28,824,108	35,058,795
1,250,000	SouFun Holdings Ltd., ADR	11,904,799	10,512,500
700,515	TAL Education Group, ADR[1]	20,088,976	24,728,179
1,300,000	Tencent Holdings Ltd.	18,822,063	25,961,259
341,500	WuXi PharmaTech (Cayman),
	Inc., ADR[1]	11,966,087	14,431,790

Total China		405,471,296	449,851,174

Hong Kong (2.09%)
4,500,000	Luk Fook Holdings
	International Ltd.	14,890,081	13,265,089
17,000,000	Man Wah Holdings Ltd.	14,610,815	16,645,703
3,250,000	Wynn Macau Ltd.	12,269,473	5,400,210

Total Hong Kong		41,770,369	35,311,002

India (17.80%)
1,427,000	Amara Raja Batteries Ltd.	8,867,611	19,794,919
2,550,000	Axis Bank Ltd.	13,573,608	22,382,577
4,750,000	Coal India Ltd.	28,460,609	31,421,757
3,752,679	DEN Networks Ltd.[1]	10,244,650	8,347,471
18,384,985	Dish TV India Ltd.[1]	17,612,733	30,704,195
750,000	Divi’s Laboratories Ltd.	15,589,921	22,140,193
6,750,000	Exide Industries Ltd.	18,449,810	15,719,614
1,100,000	Glenmark Pharmaceuticals Ltd.	13,917,779	17,172,817
5,770,000	Hathway Cable and Datacom Ltd.[1]	5,093,897	4,462,508
467,250	Larsen & Toubro Ltd.	10,000,160	13,081,239
860,653	Lupin Ltd.	15,219,579	25,490,493
1,500,000	Motherson Sumi Systems Ltd.	11,892,600	12,218,122
1,500,000	PVR Ltd.	14,319,858	14,957,601

Shares		Cost	Value

Common Stocks (continued)

India (continued)
500,000	SKS Microfinance Ltd.[1]	$3,556,353	$3,664,416
2,200,000	Sun TV Network Ltd.	13,865,745	9,759,736
1,351,000	Torrent Pharmaceuticals Ltd.	12,603,537	27,610,850
3,754,000	Zee Entertainment
	Enterprises Ltd.	17,537,741	21,688,075

Total India		230,806,191	300,616,583

Indonesia (3.72%)
18,592,000	Bank Rakyat Indonesia
	(Persero) Tbk PT	14,276,203	14,432,942
14,503,527	Matahari Department
	Store Tbk PT	18,369,371	18,003,628
27,631,350	Sarana Menara Nusantara Tbk PT1	8,841,958	8,289,923
32,000,000	Tower Bersama
	Infrastructure Tbk PT	17,821,369	22,141,384

Total Indonesia		59,308,901	62,867,877

Korea, Republic of (7.34%)
97,000	CJ O Shopping Co., Ltd.	27,185,532	17,896,454
425,000	Grand Korea Leisure Co., Ltd.	16,566,525	11,849,478
275,000	i-SENS, Inc.[1]	15,399,690	15,038,774
25,000	LG Household & Health Care Ltd.	15,209,310	17,347,259
34,000	Samsung Electronics Co., Ltd.	43,995,756	38,649,872
240,000	Samsung Life Insurance Co. Ltd.	24,484,202	23,129,679

Total Korea, Republic of		142,841,015	123,911,516

Mexico (4.14%)
285,000	Fomento Económico
	S.A.B. de C.V., ADR	26,190,109	25,390,650
6,617,513	Grupo Lala S.A.B. de C.V.	13,017,998	13,839,202
3,400,000	Infraestructura Energetica
	Nova S.A.B. de C.V.	19,122,413	16,786,385
5,700,000	Wal-Mart de Mexico S.A.B de C.V.	12,671,877	13,922,252

Total Mexico		71,002,397	69,938,489

Philippines (3.86%)
24,505,000	Ayala Land, Inc.	16,956,415	20,271,379
6,000,000	BDO Unibank, Inc.	12,940,581	14,424,484
125,000,000	Metro Pacific Investments Corp.	13,459,244	13,112,664
4,050,000	Universal Robina Corp.	11,629,869	17,425,150

Total Philippines		54,986,109	65,233,677

Singapore (1.17%)
10,499,918	Global Logistic Properties Ltd.	22,006,341	19,723,646

South Africa (6.67%)
780,700	Aspen Pharmacare Holdings Ltd.	21,233,364	23,101,430
770,138	Bidvest Group Ltd.	20,704,806	19,506,660
750,000	Mr Price Group Ltd.	14,734,233	15,442,627
500,000	Sasol Ltd.	16,997,726	18,494,164
200,000	Sasol Ltd., ADR	7,136,849	7,412,000
4,550,000	Steinhoff International
	Holdings Ltd.	20,090,511	28,793,729

Total South Africa		100,897,489	112,750,610

22	See Notes to Financial Statements.

June 30, 2015	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2015

Shares		Cost	Value

Common Stocks (continued)

Taiwan, Province of China (10.11%)
1,550,000	Eclat Textile Co. Ltd.	$19,333,471	$25,419,307
9,501,000	Far EasTone
	Telecommunications Co., Ltd.	20,457,136	22,971,515
1,750,000	Ginko International Co., Ltd.	26,300,163	22,034,873
2,151,180	HIWIN Technologies Corp.	19,497,473	14,153,188
3,400,000	Makalot Industrial Co. Ltd.	20,953,531	29,256,672
1,100,000	MediaTek Inc.	16,588,329	15,044,807
3,500,000	Novatek Microelectronics Corp.	16,331,705	16,901,911
1,100,000	Taiwan Semiconductor
	Manufacturing Co. Ltd., ADR	21,971,996	24,981,000

Total Taiwan, Province of China		161,433,804	170,763,273

Thailand (1.31%)
100,000	Bangkok Bank PCL, Cl F3	629,574	528,490
2,601,000	Bangkok Bank
	Public Co., Ltd., NVDR	15,031,542	13,707,510
15,000,000	L.P.N. Development PCL, Cl F3	8,506,867	7,816,316

Total Thailand		24,167,983	22,052,316

United Arab Emirates (0.18%)
18,805,848	SHUAA Capital psc[1]	6,255,864	3,102,819

United Kingdom (0.24%)
8,637,363	Lekoil Ltd.[1]	7,340,352	4,003,579

Total Common Stocks		1,429,366,252	1,528,687,414

Private Equity Investment (1.02%)

	United States (1.02%)
18,700	TerraForm Global, Inc.[1,2,4]	18,700,000	17,274,686

Preferred Stock (0.02%)

	India (0.02%)
30,983,400	Zee Entertainment
	Enterprises Ltd., 6%
	due 3/5/2022	367,971	413,566

Principal Amount

Convertible Bond (0.36%)

China (0.36%)
$50,000,000	Biostime International
	Holdings Ltd., 0.00%
	due 02/20/2019[1,3]	6,590,206	6,135,870

	Principal Amount	Cost	Value

	Short Term Investment (7.49%)

$126,434,610	Repurchase Agreement with
	Fixed Income Clearing Corp.,
	dated 6/30/2015, 0.00%
	due 7/1/2015; Proceeds at
	maturity - $126,434,610;
	(Fully collateralized by
	$132,440,000 U.S.
	Treasury Note, 1.50%
	due 1/31/2022; Market
	value - $128,963,450)[3]	$126,434,610	$126,434,610

	Total Investments (99.39%)	$1,581,459,039	1,678,946,146

	Cash and Other Assets Less
	Liabilities (0.61%)		10,225,663

	Net Assets		$1,689,171,809

	Retail Shares (Equivalent to $11.95 per share
	based on 66,885,029 shares outstanding)		$799,371,377

	Institutional Shares (Equivalent to $11.99 per
	share based on 74,186,002 shares outstanding)		$889,800,432

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]
At June 30, 2015, the market value of a restricted and fair valued security amounted to $17,274,686 or 1.02% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
144A
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At June 30, 2015, the market value of Rule 144A securities amounted to $14,247,473 or 0.84% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2015	Percentage of Net Assets

Consumer Discretionary	24.5%
Financials	15.9
Information Technology	13.6
Health Care	12.5
Consumer Staples	7.3
Telecommunication Services	7.1
Energy	4.9
Industrials	4.1
Utilities	2.0
Cash and Cash Equivalents*	8.1

100.0%

*	Includes short term investment.

See Notes to Financial Statements.	23

Baron Energy and Resources Fund	June 30, 2015

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2015

Shares		Cost	Value

Common Stocks (92.76%)

Energy (75.64%)
	Oil & Gas Drilling (1.36%)
18,046	Helmerich & Payne, Inc.	$1,396,472	$1,270,799
	Oil & Gas Equipment &
	Services (10.96%)
138,800	C&J Energy Services Ltd.[1,2]	1,869,072	1,832,160
10,250	Core Laboratories N.V.[2]	1,499,525	1,168,910
73,742	Forum Energy Technologies, Inc.[1]	2,033,127	1,495,488
58,796	Halliburton Co.	3,065,155	2,532,344
17,031	Oil States International, Inc.[1]	915,107	634,064
20,690	RigNet, Inc.[1]	784,460	632,493
91,257	Superior Energy Services, Inc.	2,372,433	1,920,047

		12,538,879	10,215,506
	Oil & Gas Exploration &
	Production (34.98%)
19,039	Anadarko Petroleum Corporation	1,717,256	1,486,184
21,900	Antero Resources Corp.[1]	1,001,084	752,046
93,425	Atlas Energy Group LLC[1]	909,726	467,125
115,048	Bonanza Creek Energy, Inc.[1]	3,959,826	2,099,626
78,200	Cabot Oil & Gas Corp.	2,547,057	2,466,428
32,999	Concho Resources, Inc.[1]	3,529,876	3,757,266
15,068	EOG Resources, Inc.	1,341,147	1,319,204
56,836	Gulfport Energy Corp.[1]	3,059,973	2,287,649
163,000	Laredo Petroleum, Inc.[1]	1,828,181	2,050,540
1,095,600	Lekoil Ltd. (United Kingdom)[1,2]	829,128	507,831
93,800	Newfield Exploration Co.[1]	2,851,107	3,388,056
49,349	Noble Energy, Inc.	2,521,584	2,106,215
73,038	Oasis Petroleum, Inc.[1]	2,466,969	1,157,652
201,900	Parsley Energy, Inc., Cl A1	3,626,490	3,517,098
73,500	RSP Permian, Inc.[1]	1,683,791	2,066,085
59,648	SM Energy Co.	3,421,548	2,750,966
13,058	Whiting Petroleum Corp.[1]	689,363	438,749

		37,984,106	32,618,720
	Oil & Gas Refining &
	Marketing (1.98%)
35,356	Marathon Petroleum Corp.	1,574,646	1,849,473
	Oil & Gas Storage &
	Transportation (26.36%)
75,675	Columbia Pipeline Partners LP	1,955,420	1,907,010
29,511	Dominion Midstream Partners, L.P.	682,978	1,130,567
26,500	Energy Transfer Equity LP	1,515,234	1,700,505
31,035	Golar LNG Ltd.[2]	1,100,339	1,452,438
15,340	Phillips 66 Partners LP	611,958	1,104,480
9,242	Rose Rock Midstream, L.P.	301,560	432,064
195,004	Scorpio Tankers Inc.[2]	1,840,228	1,967,590
31,100	SemGroup Corporation., Cl A	2,330,032	2,471,828
6,018	Shell Midstream Partners, L.P.[3,4]	234,702	273,157
35,261	Shell Midstream Partners, L.P.	882,931	1,609,665
82,376	Tallgrass Energy GP LP1	2,461,092	2,648,388
35,140	Tallgrass Energy Partners, LP	822,385	1,689,531
25,963	Targa Resources Corp.	2,322,153	2,316,419
21,800	Valero Energy Partners LP	795,772	1,113,544
19,076	Western Gas Equity Partners LP	946,075	1,144,560
54,839	Western Refining Logistics, LP	1,452,136	1,611,718

		20,254,995	24,573,464

Total Energy		73,749,098	70,527,962

Industrials (2.72%)
	Construction & Engineering (1.31%)
61,802	Primoris Services Corp.	1,256,444	1,223,680
	Industrial Machinery (0.66%)
11,600	Flowserve Corp.	815,060	610,856
	Trading Companies &
	Distributors (0.75%)
45,400	MRC Global, Inc.[1]	1,120,220	700,976

Total Industrials		3,191,724	2,535,512

Shares		Cost	Value

Common Stocks (continued)

Information Technology (3.50%)
	Semiconductor Equipment (3.50%)
109,300	SunEdison, Inc.[1]	$2,214,654	$3,269,163

Materials (7.56%)
	Commodity Chemicals (2.63%)
19,000	Methanex Corp.[2]	1,029,326	1,057,540
63,932	Westlake Chemical Partners LP	1,736,359	1,390,521

		2,765,685	2,448,061
	Diversified Metals & Mining (1.99%)
104,900	Globe Specialty Metals, Inc.	1,794,350	1,856,730
	Specialty Chemicals (2.94%)
218,852	Flotek Industries, Inc.[1]	4,029,229	2,742,215

Total Materials		8,589,264	7,047,006

Utilities (3.34%)
	Renewable Electricity (3.34%)
43,048	Abengoa Yield plc[2]	1,317,739	1,348,263
46,410	TerraForm Power, Inc., Cl A	1,307,816	1,762,652

Total Utilities		2,625,555	3,110,915

Total Common Stocks		90,370,295	86,490,558

Private Equity Investment (2.97%)

Utilities (2.97%)
	Renewable Electricity (2.97%)
3,000	TerraForm Global, Inc.[1,3,5]	3,000,000	2,771,340

Principal Amount

Short Term Investment (4.73%)

$4,408,576	Repurchase Agreement with
	Fixed Income Clearing Corp.,
	dated 6/30/2015, 0.00% due 7/1/2015;
	Proceeds at maturity - $4,408,576;
	(Fully collateralized by $4,620,000 U.S.
	Treasury Note, 1.50% due 1/31/2022;
	Market value - $4,498,725)[4]	4,408,576	4,408,576

Total Investments (100.46%)		$97,778,871	93,670,474

Liabilities Less Cash and Other Assets (-0.46%)			(433,435)

Net Assets			$93,237,039

Retail Shares (Equivalent to $10.52 per share
based on 4,540,217 shares outstanding)			$47,762,101

Institutional Shares (Equivalent to $10.61 per
share based on 4,284,629 shares outstanding)			$45,474,938

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At June 30, 2015, the market value of restricted and fair valued securities amounted to $3,044,497 or 3.27% of net assets. $273,157 or 0.29% of net assets are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[5]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

June 30, 2015	Baron Global Advantage Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2015

Shares		Cost	Value

Common Stocks (95.54%)

Brazil (4.66%)
18,375	Cetip SA - Mercados Organizados	$196,536	$201,415
12,663	Smiles SA	202,747	214,601

Total Brazil		399,283	416,016

Canada (2.69%)
604	Constellation Software, Inc.	139,461	239,791

China (12.03%)
4,455	Alibaba Group Holding Ltd., ADR[1]	385,702	366,513
1,037	Baidu, Inc., ADR[1]	143,994	206,446
1,530	Ctrip.com International Ltd., ADR[1]	73,573	111,109
4,770	Qunar Cayman Islands Ltd., ADR[1]	79,379	204,394
5,249	TAL Education Group, ADR[1]	119,563	185,290

Total China		802,211	1,073,752

India (3.90%)
9,400	Axis Bank Ltd.	85,163	82,508
13,495	ICICI Bank Limited, ADR	95,316	140,618
3,291	Just Dial Ltd.	49,160	65,577
3,006	MakeMyTrip, Limited[1]	62,630	59,158

Total India		292,269	347,861

Indonesia (6.42%)
1,116,770	Sarana Menara Nusantara Tbk PT1	321,392	335,052
343,836	Tower Bersama Infrastructure Tbk PT1	157,981	237,906

Total Indonesia		479,373	572,958

Israel (9.19%)
3,740	Check Point Software Technologies Ltd.[1]	289,688	297,517
6,843	Mellanox Technologies Ltd.[1]	271,325	332,501
3,576	Mobileye N.V.[1]	141,159	190,136

Total Israel		702,172	820,154

Netherlands (1.52%)
1,316	ASML Holding N.V.	91,106	136,004

Norway (0.67%)
4,853	Seadrill Partners, LLC	113,321	59,886

South Africa (2.04%)
1,170	Naspers Ltd., Class N	167,226	182,242

United Kingdom (6.45%)
6,934	ARM Holdings plc	113,571	112,982
72,340	JUST EAT plc[1]	336,518	462,386

Total United Kingdom		450,089	575,368

United States (45.97%)
6,784	Acxiom Corp.[1]	139,334	119,263
2,448	Aerie Pharmaceuticals, Inc.[1]	56,204	43,207
1,553	Amazon.com, Inc.[1]	475,611	674,142
13,310	Atlas Energy Group LLC[1]	115,601	66,550
4,399	Benefitfocus, Inc.[1]	117,819	192,896
4,645	Brookfield Infrastructure Partners L.P.	207,978	207,306
3,284	Columbia Pipeline Partners LP	85,665	82,757

Shares		Cost	Value

Common Stocks (continued)

United States (continued)
4,702	Facebook, Inc., Cl A1	$126,568	$403,267
1,344	Glaukos Corp.[1]	24,192	38,949
637	Google, Inc., Cl C1	322,223	331,565
1,710	Illumina, Inc.[1]	74,766	373,396
3,364	Medidata Solutions, Inc.[1]	145,160	182,732
157	The Priceline Group, Inc.[1]	118,920	180,765
16,788	SunEdison, Inc.[1]	292,762	502,129
5,808	Tallgrass Energy GP LP1	179,707	186,727
1,341	Targa Resources Corp.	132,182	119,644
6,507	TerraForm Power, Inc., Cl A	176,412	247,136
8,477	Unilife Corp.[1]	37,136	18,226
6,118	Westlake Chemical Partners LP	164,098	133,066

Total United States		2,992,338	4,103,723

Total Common Stocks		$6,628,849	8,527,755

Private Equity Investment (4.14%)

United States (4.14%)
400	TerraForm Global, Inc.[1,2,3]	400,000	369,512

Total Investments (99.68%)		$7,028,849	8,897,267

Cash and Other Assets Less Liabilities (0.32%)			28,891

Net Assets			$8,926,158

Retail Shares (Equivalent to $15.02 per share
based on 285,329 shares outstanding)			$4,286,162

Institutional Shares (Equivalent to $15.11 per
share based on 306,986 shares outstanding)			$4,639,996

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	At June 30, 2015, the market value of restricted and fair valued securities amounted to $369,512 or 4.14% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.
[3]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2015	Percentage of Net Assets

Information Technology	44.3%
Consumer Discretionary	20.3
Utilities	9.2
Health Care	7.4
Telecommunication Services	6.4
Energy	5.8
Financials	4.8
Materials	1.5
Cash and Cash Equivalents	0.3

100.0%

See Notes to Financial Statements.	25

Baron Select Funds	June 30, 2015

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
JUNE 30, 2015

			Baron
	Baron Partners	Baron Focused	International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$2,530,218,105	$203,154,712	$108,272,151	$1,863,165,365
“Affiliated” investments	—	—	—	56,885,643
Total investments, at value	2,530,218,105	203,154,712	108,272,151	1,920,051,008
Foreign currency, at value†	—	—	64,131	—
Cash	—	—	—	840,512
Receivable for shares sold	7,124,989	17,498	58,043	7,817,839
Receivable for securities sold	2,180,910	3,606,067	—	4,860,409
Dividends and interest receivable	683,311	128,053	180,728	1,291,964
Prepaid expenses	15,531	1,533	851	13,975
	2,540,222,846	206,907,863	108,575,904	1,934,875,707
Liabilities:
Payable for borrowings against line of credit	408,500,000	—	—	—
Payable for securities purchased	2,688,275	1,879,232	64,119	6,226,723
Payable for shares redeemed	1,566,185	509,482	99,096	5,750,878
Distribution fees payable (Note 4)	510	519	953	75
Investment advisory fees payable (Note 4)	225	969	175	216
Due to custodian bank	—	1,160,618	—	—
Accrued capital gains taxes	—	—	153,037	—
Accrued expenses and other payables	501,058	33,945	49,510	155,347
	413,256,253	3,584,765	366,890	12,133,239
Net Assets	$2,126,966,593	$203,323,098	$108,209,014	$1,922,742,468

Net Assets consist of:
Paid-in capital	$1,405,079,892	$123,872,767	$81,378,175	$1,567,277,532
Undistributed (accumulated) net investment income (loss)	9,237,435	801,735	417,260	(1,064,578)
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(312,928,137)	10,951,310	866,274	35,021,109
Net unrealized appreciation on investments, foreign capital gains tax and foreign currency translations	1,025,577,403	67,697,286	25,547,305	321,508,405
Net Assets	$2,126,966,593	$203,323,098	$108,209,014	$1,922,742,468

Retail Shares:
Net Assets	$1,300,434,187	$48,144,944	$51,730,490	$899,920,611
Shares Outstanding ($0.01 par value; indefinite shares authorized)	33,439,822	3,178,943	2,681,422	34,506,987
Net Asset Value and Offering Price Per Share	$38.89	$15.14	$19.29	$26.08

Institutional Shares:
Net Assets	$826,532,406	$155,178,154	$56,478,524	$1,022,821,857
Shares Outstanding ($0.01 par value; indefinite shares authorized)	20,915,286	10,114,757	2,900,035	38,844,736
Net Asset Value and Offering Price Per Share	$39.52	$15.34	$19.48	$26.33

*Investments in securities, at cost:
Unaffiliated investments	$1,504,640,702	$135,457,426	$82,569,986	$1,547,676,468
“Affiliated” investments	—	—	—	50,866,135
Total investments in securities, at cost	$1,504,640,702	$135,457,426	$82,569,986	$1,598,542,603

†Foreign currency, at cost:	$—	$—	$64,116	$—

26	See Notes to Financial Statements.

June 30, 2015	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
JUNE 30, 2015

	Baron	Baron	Baron Global
	Emerging	Energy and	Advantage
	Markets Fund	Resources Fund	Fund
Assets:
Investments in securities, at value*	$1,678,946,146	$93,670,474	$8,897,267
Foreign currency, at value†	1,393,424	61	14
Receivable for shares sold	7,465,805	211,475	11,083
Receivable for securities sold	2,592,052	610,319	167,190
Dividends and interest receivable	3,982,036	5,487	13,395
Prepaid expenses	11,620	576	65
	1,694,391,083	94,498,392	9,089,014
Liabilities:
Payable for securities purchased	1,068,724	1,165,258	—
Payable for shares redeemed	1,274,038	32,920	—
Distribution fees payable (Note 4)	630	624	423
Investment advisory fees payable (Note 4)	799	789	—
Due to custodian bank	—	—	128,085
Accrued capital gains taxes	2,563,280	—	33
Accrued expenses and other payables	311,803	61,762	34,315
	5,219,274	1,261,353	162,856
Net Assets	$1,689,171,809	$93,237,039	$8,926,158

Net Assets consist of:
Paid-in capital	$1,672,751,917	$100,439,227	$7,005,134
Undistributed net investment income	1,221,327	611,232	30,349
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(79,702,386)	(3,705,026)	22,594
Net unrealized appreciation (depreciation) on investments, foreign capital gains tax and foreign currency translations	94,900,951	(4,108,394)	1,868,081
Net Assets	$1,689,171,809	$93,237,039	$8,926,158

Retail Shares:
Net Assets	$799,371,377	$47,762,101	$4,286,162
Shares Outstanding ($0.01 par value; indefinite shares authorized)	66,885,029	4,540,217	285,329
Net Asset Value and Offering Price Per Share	$11.95	$10.52	$15.02

Institutional Shares:
Net Assets	$889,800,432	$45,474,938	$4,639,996
Shares Outstanding ($0.01 par value; indefinite shares authorized)	74,186,002	4,284,629	306,986
Net Asset Value and Offering Price Per Share	$11.99	$10.61	$15.11

Investments in securities, at cost	$1,581,459,039	$97,778,871	$7,028,849

†Foreign currency, at cost:	$1,393,142	$58	$14

See Notes to Financial Statements.	27

Baron Select Funds	June 30, 2015

STATEMENTS OF OPERATIONS (Unaudited)
FOR THE SIX MONTHS ENDED JUNE 30, 2015

			Baron
	Baron Partners	Baron Focused	International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund
Investment income:
Income:
Dividends — unaffiliated investments	$14,238,578	$1,282,300	$1,143,715	$9,227,273
Securities lending income, net	409,502	—	—	—
Foreign taxes withheld on dividends	—	—	(86,100)	(31,365)
Total income	14,648,080	1,282,300	1,057,615	9,195,908
Expenses:
Investment advisory fees (Note 4)	10,067,537	992,497	537,871	9,215,851
Distribution fees — Retail Shares (Note 4)	1,583,603	57,808	65,356	1,080,714
Shareholder servicing agent fees and expenses — Retail Shares	121,453	13,069	14,391	55,675
Shareholder servicing agent fees and expenses — Institutional Shares	29,281	7,717	6,365	34,910
Reports to shareholders	188,400	7,922	24,595	213,800
Line of credit fees	115,350	573	264	4,457
Registration and filing fees	103,660	28,073	37,753	105,765
Custodian and fund accounting fees	40,110	14,839	61,361	84,888
Professional fees	36,043	21,712	23,295	36,264
Trustee fees and expenses	34,083	3,382	1,838	30,969
Administration fees	13,258	13,229	13,266	13,249
Insurance expense	11,921	1,244	613	10,213
Miscellaneous expenses	1,304	1,316	1,401	1,521
Total operating expenses	12,346,003	1,163,381	788,369	10,888,276
Interest expense on borrowings	1,599,163	—	—	—
Total expenses	13,945,166	1,163,381	788,369	10,888,276
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(11,418)	(28,579)	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(2,408)	(22,024)	—
Net expenses	13,945,166	1,149,555	737,766	10,888,276
Net investment income (loss)	702,914	132,745	319,849	(1,692,368)
Realized and unrealized gain (loss) on investments:
Net realized gain on investments sold — unaffiliated investments	23,396,033	5,005,362	999,766 [1]	34,742,983
Net realized gain (loss) on foreign currency transactions	—	—	(61,952)	50,885
Net change in unrealized appreciation (depreciation) of:
Investments — unaffiliated investments	92,264,742	7,904,431	6,588,115 [2]	(24,689,628)
Investments — “affiliated” investments	—	—	—	(854,192)
Foreign currency translations	—	—	59	—
Net gain on investments	115,660,775	12,909,793	7,525,988	9,250,048
Net increase in net assets resulting from operations	$116,363,689	$13,042,538	$7,845,837	$7,557,680

[1] Net of realized foreign capital gains tax of $(71,516).
[2] Net change in accrued foreign capital gains tax of $5,168.

28	See Notes to Financial Statements.

June 30, 2015	Baron Select Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)
FOR THE SIX MONTHS ENDED JUNE 30, 2015

	Baron	Baron Energy	Baron Global
	Emerging	and Resources	Advantage
	Markets Fund	Fund	Fund
Investment income:
Income:
Dividends — unaffiliated investments	$12,888,288	$605,786	$44,629
Securities lending income, net	—	—	1,030
Foreign taxes withheld on dividends	(1,038,751)	(5,649)	(633)
Total income	11,849,537	600,137	45,026
Expenses:
Investment advisory fees (Note 4)	7,688,489	409,554	42,470
Distribution fees — Retail Shares (Note 4)	932,754	55,636	5,001
Shareholder servicing agent fees and expenses — Retail Shares	39,300	15,333	7,169
Shareholder servicing agent fees and expenses — Institutional Shares	27,564	6,741	4,995
Reports to shareholders	258,500	25,470	805
Line of credit fees	3,565	190	44
Registration and filing fees	217,375	38,580	34,120
Custodian and fund accounting fees	957,305	17,434	17,523
Professional fees	42,734	24,327	31,090
Trustee fees and expenses	25,425	1,314	143
Administration fees	13,239	13,242	13,253
Insurance expense	7,697	386	49
Miscellaneous expenses	6,366	1,339	1,322
Total operating expenses	10,220,313	609,546	157,984
Interest expense on borrowings	—	—	—
Total expenses	10,220,313	609,546	157,984
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(59,708)	(48,431)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(43,693)	(51,464)
Net expenses	10,220,313	506,145	58,089
Net investment income (loss)	1,629,224	93,992	(13,063)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — unaffiliated investments	(45,253,416)[1]	(3,317,640)	56,603
Net realized loss on foreign currency transactions	(867,310)	(3,649)	(1,240)
Net change in unrealized appreciation (depreciation) of:
Investments — unaffiliated investments	47,374,662 [2]	4,467,571	426,735 [3]
Investments — “affiliated” investments	—	—	—
Foreign currency translations	(489)	232	(220)
Net gain on investments	1,253,447	1,146,514	481,878
Net increase in net assets resulting from operations	$2,882,671	$1,240,506	$468,815

[1] Net of foreign capital gains tax of $(2,292).
[2] Net change in accrued foreign capital gains tax of $4,085,410.
[3] Net change in accrued foreign capital gains tax of $(33).

See Notes to Financial Statements.	29

Baron Select Funds	June 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$702,914	$11,476,194	$132,745	$958,135	$319,849	$342,562
Net realized gain	23,396,033	35,573,747	5,005,362	7,725,956	937,814	2,013,466
Net change in unrealized appreciation (depreciation)	92,264,742	113,173,631	7,904,431	(3,887,218)	6,588,174	(3,518,402)
Increase (decrease) in net assets resulting from operations	116,363,689	160,223,572	13,042,538	4,796,873	7,845,837	(1,162,374)

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	—	—	(3,623)
Net investment income — Institutional Shares	—	—	—	—	—	(98,375)
Net realized gain on investments — Retail Shares	—	—	—	(280,753)	—	(1,292,820)
Net realized gain on investments — Institutional Shares	—	—	—	(888,003)	—	(1,458,824)
Decrease in net assets from distributions to shareholders	—	—	—	(1,168,756)	—	(2,853,642)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	99,217,827	379,165,924	2,898,148	6,089,801	4,590,929	43,841,435
Proceeds from the sale of shares — Institutional Shares	189,629,250	406,299,084	895,272	18,131,213	4,408,953	9,269,012
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	—	—	—	262,206	—	1,289,455
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	—	—	—	745,447	—	969,333
Cost of shares redeemed — Retail Shares	(127,535,466)	(363,359,869)	(3,777,549)	(8,656,710)	(9,640,318)	(7,443,792)
Cost of shares redeemed — Institutional Shares	(88,531,161)	(119,134,044)	(5,001,418)	(20,960,859)	(4,253,085)	(1,054,523)

Increase (decrease) in net assets derived from
capital share transactions	72,780,450	302,971,095	(4,985,547)	(4,388,902)	(4,893,521)	46,870,920
Net increase (decrease) in net assets	189,144,139	463,194,667	8,056,991	(760,785)	2,952,316	42,854,904
Net Assets:
Beginning of period	1,937,822,454	1,474,627,787	195,266,107	196,026,892	105,256,698	62,401,794
End of period	$2,126,966,593	$1,937,822,454	$203,323,098	$195,266,107	$108,209,014	$105,256,698

Undistributed net investment income at end of period	$9,237,435	$8,534,521	$801,735	$668,990	$417,260	$97,411

Capital share transactions — Retail Shares
Shares sold	2,640,832	10,797,205	196,278	440,677	243,716	2,384,046
Shares issued in reinvestment of distributions	—	—	—	19,056	—	70,314
Shares redeemed	(3,399,473)	(10,383,981)	(258,976)	(626,666)	(512,751)	(400,939)
Net increase (decrease)	(758,641)	413,224	(62,698)	(166,933)	(269,035)	2,053,421

Capital share transactions — Institutional Shares
Shares sold	4,957,825	11,333,912	60,376	1,291,866	228,599	510,858
Shares issued in reinvestment of distributions	—	—	—	53,557	—	52,228
Shares redeemed	(2,322,716)	(3,401,602)	(327,601)	(1,492,179)	(220,850)	(56,268)
Net increase (decrease)	2,635,109	7,932,310	(267,225)	(146,756)	7,749	506,818

30	See Notes to Financial Statements.

June 30, 2015	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund
	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,692,368)	$4,263,826	$1,629,224	$5,816,220
Net realized gain (loss)	34,793,868	6,290,861	(46,120,726)	(33,482,417)
Net change in unrealized appreciation (depreciation)	(25,543,820)	206,841,327	47,374,173	37,993,287
Increase in net assets resulting from operations	7,557,680	217,396,014	2,882,671	10,327,090
Distributions to shareholders from:
Net investment income — Retail Shares	—	(777,909)	—	(1,606,970)
Net investment income — Institutional Shares	—	(2,920,316)	—	(2,808,551)
Net realized gain on investments — Retail Shares	—	—	—	—
Net realized gain on investments — Institutional Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(3,698,225)	—	(4,415,521)
Capital share transactions:
Proceeds from the sale of shares — Retail Shares	234,529,361	359,613,557	262,924,989	512,990,962
Proceeds from the sale of shares — Institutional Shares	221,860,465	462,284,949	347,984,838	655,166,110
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	758,478	—	1,298,646
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	2,578,979	—	2,583,317
Cost of shares redeemed — Retail Shares	(120,160,325)	(220,188,549)	(115,204,605)	(130,628,402)
Cost of shares redeemed — Institutional Shares	(123,564,940)	(141,870,774)	(156,905,836)	(75,421,684)
Increase in net assets derived from capital share transactions	212,664,561	463,176,640	338,799,386	965,988,949
Net increase in net assets	220,222,241	676,874,429	341,682,057	971,900,518
Net Assets:
Beginning of period	1,702,520,227	1,025,645,798	1,347,489,752	375,589,234
End of period	$1,922,742,468	$1,702,520,227	$1,689,171,809	$1,347,489,752
Undistributed (accumulated) net investment income (loss) at end of period	$(1,064,578)	$627,790	$1,221,327	$(407,897)

Capital share transactions — Retail Shares
Shares sold	8,820,803	15,173,423	21,890,833	42,783,705
Shares issued in reinvestment of distributions	—	29,791	—	106,797
Shares redeemed	(4,512,388)	(9,251,061)	(9,538,370)	(10,851,179)
Net increase	4,308,415	5,952,153	12,352,463	32,039,323

Capital share transactions — Institutional Shares
Shares sold	8,277,188	19,329,716	28,793,590	54,507,301
Shares issued in reinvestment of distributions	—	100,467	—	212,095
Shares redeemed	(4,619,415)	(5,917,745)	(13,048,216)	(6,307,754)
Net increase	3,657,773	13,512,438	15,745,374	48,411,642

See Notes to Financial Statements.	31

Baron Select Funds	June 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Energy and Resources Fund		Baron Global Advantage Fund
	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$93,992	$9,583	$(13,063)	$33,341
Net realized gain (loss)	(3,321,289)	83,023	55,363	(55,901)
Net change in unrealized appreciation (depreciation)	4,467,803	(12,482,477)	426,515	168,754
Increase (decrease) in net assets resulting from operations	1,240,506	(12,389,871)	468,815	146,194
Distributions to shareholders from:
Net realized gain on investments — Retail Shares	—	—	—	(218)
Net realized gain on investments — Institutional Shares	—	—	—	(258)
Decrease in net assets from distributions to shareholders	—	—	—	(476)
Capital share transactions:
Proceeds from the sale of shares — Retail Shares	14,808,126	43,493,847	803,350	1,819,597 [1]
Proceeds from the sale of shares — Institutional Shares	17,352,885	34,261,471	715,417	9,278,574 [1]
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	—	—	—	217
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	—	—	—	258
Cost of shares redeemed — Retail Shares	(7,489,093)	(25,945,076)	(612,829)	(412,710)
Cost of shares redeemed — Institutional Shares	(1,719,917)	(3,584,224)	(416,930)	(8,419,488)
Increase in net assets derived from capital share transactions	22,952,001	48,226,018	489,008	2,266,448
Net increase in net assets	24,192,507	35,836,147	957,823	2,412,166
Net Assets:
Beginning of period	69,044,532	33,208,385	7,968,335	5,556,169
End of period	$93,237,039	$69,044,532	$8,926,158	$7,968,335

Undistributed net investment income at end of period	$611,232	$517,240	$30,349	$43,412

Capital share transactions — Retail Shares
Shares sold	1,400,150	3,517,172	54,261	132,444
Shares issued in reinvestment of distributions	—	—	—	15
Shares redeemed	(706,556)	(2,138,992)	(41,613)	(31,772)
Net increase	693,594	1,378,180	12,648	100,687

Capital share transactions — Institutional Shares
Shares sold	1,630,637	2,813,702	48,021	652,391
Shares issued in reinvestment of distributions	—	—	—	18
Shares redeemed	(163,348)	(330,244)	(27,966)	(603,895)
Net increase	1,467,289	2,483,458	20,055	48,514

[1] See Note 4e.

32	See Notes to Financial Statements.

June 30, 2015	Baron Select Funds

STATEMENT OF CASH FLOWS (Unaudited)
FOR THE SIX MONTHS ENDED JUNE 30, 2015

Baron Partners
Fund
Increase (Decrease) in Cash:
Cash Used from Operating Activities
Net increase in net assets resulting from operations	$116,363,689
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Purchases of portfolio securities	(368,774,679)
Proceeds from sales of portfolio securities	245,259,411
Net purchases, sales and maturities of short-term investments	18,551,382
Decrease in dividends and interest receivable	231,443
Increase in prepaid expenses	(13,079)
Decrease in payable for collateral on loaned securities	(18,690,000)
Decrease in accrued expenses	(37,573)
Net realized gain on investments	(23,396,033)
Net change in unrealized appreciation of investments	(92,264,742)
Net cash used by operating activities	$(122,770,181)
Cash Provided from Financing Activities
Proceeds from shares sold	284,785,568
Payment for shares redeemed	(215,598,492)
Increase in payable for borrowings against line of credit	53,500,000
Net cash provided in financing activities	122,687,076
Net decrease in cash	(83,105)
Cash at beginning of period	83,105
Cash at end of period	$—

Supplemental cash flow information:
Interest paid	$1,647,438

See Notes to Financial Statements.	33

Baron Select Funds	June 30, 2015

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Trust currently offers seven series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund and Baron Energy and Resources Fund, which are non-diversified; and Baron International Growth Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund, which are diversified. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Energy and Resources Fund invests its assets primarily in U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives, and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than 60 days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds is determined by the Adviser primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Money market instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Open end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their net asset value each day.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses an outside pricing service that utilizes a systematic methodology to provide the Adviser with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

34

June 30, 2015	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending. The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities. At June 30, 2015, the Funds did not have any securities on loan.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g) Restricted Securities. The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred.

i) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

k) Fund Diversification and Concentration. Certain of the Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2015 were as follows:
Fund	Purchases	Sales

Baron Partners Fund	$371,462,954	$223,220,661
Baron Focused Growth Fund	12,714,150	14,812,837
Baron International Growth Fund	27,883,628	28,004,708
Baron Real Estate Fund	558,588,594	355,930,620
Baron Emerging Markets Fund	551,280,046	191,358,443
Baron Energy and Resources Fund	32,656,529	9,487,229
Baron Global Advantage Fund	2,115,490	1,457,047

35

Baron Select Funds	June 30, 2015

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly equal to 1% per annum of the average daily net assets of the respective Funds. The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating
	Expense Ratio Cap

	Retail	Institutional
Fund	Shares	Shares
Baron Partners Fund	1.45%	1.20%
Baron Focused Growth Fund	1.35%	1.10%
Baron International Growth Fund	1.50%	1.25%
Baron Real Estate Fund	1.35%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%
Baron Global Advantage Fund	1.50%	1.25%

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Voluntary Payment.  During the year ended December 31, 2014, the Advisor made a voluntary payment to Baron Global Advantage Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54% during the year ended December 31, 2014.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed line of credit agreement with State Street in the amount of $475 million. A commitment fee of 0.15% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on September 18, 2015. Baron Partners Fund may borrow up to the lesser of $475 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus a margin of 0.85%. For the six months ended June 30, 2015, interest expense incurred on these loans amounted to $1,599,163.

During the six months ended June 30, 2015, Baron Partners Fund had an average daily balance on the line of credit of $324.0 million at a weighted average interest rate of 1.00%. At June 30, 2015, Baron Partners Fund had an outstanding balance in the amount of $408,500,000.

6. RESTRICTED SECURITIES

At June 30, 2015, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At June 30, 2015, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

	Acquisition
Name of Issuer	Date(s)	Value

Private Equity Investment
Windy City Investments Holdings, L.L.C.	11/13/2007 – 1/27/2011	$6,442,261

(Cost $1,832,926) (0.30% of Net Assets)

	Baron International Growth Fund

	Acquisition
Name of Issuer	Date	Value

Private Equity Investment
TerraForm Global, Inc.	6/9/2015	$1,200,914

(Cost $1,300,000) (1.11% of Net Assets)

36

June 30, 2015	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron Emerging Markets Fund

	Acquisition
Name of Issuer	Date	Value

Private Equity Investment
TerraForm Global, Inc.	6/9/2015	$17,274,686

(Cost $18,700,000) (1.02% of Net Assets)

	Baron Energy and Resources Fund

	Acquisition
Name of Issuer	Date	Value

Common Stock
Shell Midstream Partners, L.P.	5/13/2015	$ 273,157

Private Equity Investment
TerraForm Global, Inc.	6/9/2015	2,771,340

Total Restricted Securities:		$3,044,497
(Cost $3,234,702) † (3.27% of Net Assets)

	Baron Global Advantage Fund

	Acquisition
Name of Issuer	Date	Value

Private Equity Investment
TerraForm Global, Inc.	6/9/2015	$ 369,512
(Cost $400,000) (4.14% of Net Assets)

† See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•
Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•
Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

37

Baron Select Funds	June 30, 2015

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a summary of the inputs used as of June 30, 2015 in valuing the Funds’ investments carried at fair value:
	Baron Partners Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$2,523,637,226	$—	$—	$2,523,637,226
Private Equity Investment	—	—	6,442,261	6,442,261
Short Term Investment	—	138,618	—	138,618

Total Investments	$2,523,637,226	$138,618	$6,442,261	$2,530,218,105

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2015. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2015.

	Baron Focused Growth Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$195,717,662	$—	$—	$195,717,662
Preferred Stock	—	7,437,050	—	7,437,050

Total Investments	$195,717,662	$7,437,050	$—	$203,154,712

$7,437,050 was transferred out of Level 1 into Level 2 at June 30, 2015 as a result of using a broker quoted price instead of last sale. It is the Fund’s policy to recognize transfers in and transfers out at fair value as of the end of the period.

	Baron International Growth Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$105,855,720	$300,362	$—	$106,156,082
Private Equity Investment	—	—	1,200,914	1,200,914
Short Term Investment	—	915,155	—	915,155

Total Investments	$105,855,720	$1,215,517	$1,200,914	$108,272,151

$61,224,899 was transferred out of Level 2 into Level 1 at June 30, 2015 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Real Estate Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$1,886,566,016	$—	$—	$1,886,566,016
Short Term Investment	—	33,484,992	—	33,484,992

Total Investments	$1,886,566,016	$33,484,992	$—	$1,920,051,008

$23,558,369 was transferred out of Level 2 into Level 1 at June 30, 2015 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

38

June 30, 2015	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Emerging Markets Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$1,511,769,786	$16,917,628	$—	$1,528,687,414
Private Equity Investment	—	—	17,274,686	17,274,686
Preferred Stock	413,566	—	—	413,566
Convertible Bond	—	6,135,870	—	6,135,870
Short Term Investment	—	126,434,610	—	126,434,610

Total Investments	$1,512,183,352	$149,488,108	$17,274,686	$1,678,946,146

$897,977,642 was transferred out of Level 2 into Level 1 at June 30, 2015 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Energy and Resources Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$86,217,401	$273,157	$—	$86,490,558
Private Equity Investment	—	—	2,771,340	2,771,340
Short Term Investment	—	4,408,576	—	4,408,576

Total Investments	$86,217,401	$4,681,733	$2,771,340	$93,670,474

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2015. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2015.

	Baron Global Advantage Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$8,527,755	$—	$—	$8,527,755
Private Equity Investment	—	—	369,512	369,512

Total Investments	$8,527,755	$—	$369,512	$8,897,267

$552,469 was transferred out of Level 2 into Level 1 at June 30, 2015 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

Investments in Securities	Balance as of December 31, 2014	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2015	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2015
Private Equity Investment
Financials	$6,593,843	$—	$—	$(151,582)	$—	$—	$—	$—	$6,442,261	$(151,582)

39

Baron Select Funds	June 30, 2015

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron International Growth Fund

Investments in Securities	Balance as of December 31, 2014	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2015	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2015
Private Equity Investment
Utilities	$—	$—	$—	$(99,086)	$1,300,000	$—	$—	$—	$1,200,914	$(99,086)

	Baron Emerging Markets Fund

Investments in Securities	Balance as of December 31, 2014	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2015	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2015
Private Equity Investment
Utilities	$—	$—	$—	$(1,425,314)	$18,700,000	$—	$—	$—	$17,274,686	$(1,425,314)

	Baron Energy and Resources Fund

Investments in Securities	Balance as of December 31, 2014	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2015	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2015
Private Equity Investment
Utilities	$—	$—	$—	$(228,660)	$3,000,000	$—	$—	$—	$2,771,340	$(228,660)

	Baron Global Advantage Fund

Investments in Securities	Balance as of December 31, 2014	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2015	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2015
Private Equity Investment
Utilities	$—	$—	$—	$(30,448)	$400,000	$—	$—	$—	$369,512	$(30,448)

40

June 30, 2015	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Advantage Fund

Cost of investments	$1,504,640,702	$135,457,426	$82,569,986	$1,598,542,603	$1,581,459,039	$97,778,871	$7,028,849

Gross tax unrealized
appreciation	1,030,949,332	67,764,746	28,794,226	342,104,343	194,070,164	7,646,895	2,126,426
Gross tax unrealized
depreciation	(5,371,929)	(67,460)	(3,092,061)	(20,595,938)	(96,583,057)	(11,755,292)	(258,008)

Net tax unrealized
appreciation (depreciation)	1,025,577,403	67,697,286	25,702,165	321,508,405	97,487,107	(4,108,397)	1,868,418
Net tax unrealized currency
appreciation (depreciation)	—	—	(154,860)	—	(2,586,156)	3	(337)
Undistributed (accumulated)
net investment income (loss)	9,237,435	801,735	417,260	(1,064,578)	1,221,327	611,232	30,349
Accumulated net
realized gain (loss)	(312,928,137)	10,951,310	866,274	35,021,109	(79,702,386)	(3,705,026)	22,594
Paid-in capital	1,405,079,892	123,872,767	81,378,175	1,567,277,532	1,672,751,917	100,439,227	7,005,134

Net Assets	$2,126,966,593	$203,323,098	$108,209,014	$1,922,742,468	$1,689,171,809	$93,237,039	$8,926,158

As of December 31, 2014, the Funds had capital loss carryforwards expiring as follows:

			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Advantage Fund
Short term capital loss carry forwards:
December 31, 2017	$332,180,204	$—	$—	$—	$—	$—	$—
No expiration date	—	—	—	—	33,090,721	275,122	—

	$332,180,204	$—	$—	$—	$33,090,721	$275,122	$—

The tax character of distributions paid during the six months ended June 30, 2015 and the fiscal year ended December 31, 2014 was as follows:

	Six Months Ended		Year Ended
	June 30, 2015		December 31, 2014

Fund	Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
Baron Partners Fund	$—	$—	$—	$—
Baron Focused Growth Fund	—	—	—	1,168,756
Baron International Growth Fund	—	—	101,998	2,751,644
Baron Real Estate Fund	—	—	3,698,225	—
Baron Emerging Markets Fund	—	—	4,415,521	—
Baron Energy and Resources Fund	—	—	—	—
Baron Global Advantage Fund	—	—	476	—

1 For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At June 30, 2015, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

41

Baron Select Funds	June 30, 2015

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

9. OWNERSHIP CONCENTRATION

As of June 30, 2015, the officers, trustees and portfolio managers owned, directly or indirectly, 41.81% of Baron Focused Growth Fund and 49.80% of Baron Global Advantage Fund. As of June 30, 2015 the officers, trustees, portfolio managers and one other investor owned, directly or indirectly, 34.66% of Baron International Growth Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron International Growth Fund and Baron Global Advantage Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES 1

BARON REAL ESTATE FUND

				Net Change in			Shares
	Value at			Unrealized			Held at	Value at
	December 31,	Purchase	Sales	Appreciation	Realized	Dividend	June 30,	June 30,
Name of Issuer	2014	Cost	Proceeds	(Depreciation)	Gains/(Losses)	Income	2015	2015
“Affiliated” Company as of December 31, 2014:
Capital Senior Living Corp.	$55,501,049	$2,238,786	$—	$(854,192)	$—	$—	2,321,863	$56,885,643

1An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the six months ended June 30, 2015.

11. DISCLOSURES REGARDING OFFSETTING ASSETS AND LIABILITIES

In December 2011, FASB issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. This ASU requires an entity to disclose both gross and net information for derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU is effective for reporting periods beginning on or after January 1, 2013. The information required to be disclosed by the ASU for the Funds’ investments in repurchase agreements at June 30, 2015, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets. The Funds did not hold derivatives or participate in borrowing or securities lending activities at June 30, 2015.

12. RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, FASB issued “ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods beginning after March 31, 2015. The Adviser is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

June 30, 2015	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited)

BARON PARTNERS FUND
Selected data for a share outstanding throughout each period:
RETAIL SHARES	Six Months
	Ended June 30,	Year Ended December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$36.74	$33.32	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43
Income (loss) from investment operations:
Net investment income (loss)	(0.00)[1,6]	0.23 [1]	(0.19)[1]	(0.04)[1]	(0.14)[1]	(0.09)[1]	(0.04)[1]	(0.09)[1]	(0.21)[1]	(0.16)[1]
Net realized and unrealized gain (loss) on investments	2.15	3.19	10.95	3.21	(1.04)	5.02	3.48	(10.74)	2.74	4.13
Total from investment operations	2.15	3.42	10.76	3.17	(1.18)	4.93	3.44	(10.83)	2.53	3.97
Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)
Total distributions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)
Net asset value, end of period	$38.89	$36.74	$33.32	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34
Total return	5.85%[4]	10.26%	47.69%	16.35%	(5.74)%	31.52%	28.20%	(46.67)%	11.34%	21.55%
Ratios/Supplemental data:
Net assets (in millions), end of period	$1,300.5	$1,256.3	$1,125.6	$653.7	$970.4	$1,251.9	$1,249.3	$1,501.3	$3,384.1	$2,403.1
Ratio of total expenses to average net assets	1.48%[5]	1.51%	1.67%	1.74%	1.71%	1.71%	1.51%	1.86%[2]	1.88%[2]	1.77%
Less: Ratio of interest expense to average net assets	(0.16)%[5]	(0.19)%	(0.29)%	(0.34)%	(0.36)%	(0.34)%	(0.10)%	(0.51)%	(0.57)%	(0.45)%
Ratio of operating expenses to average net assets	1.32%[5]	1.32%	1.38%	1.40%	1.35%	1.37%	1.41%	1.35%	1.31%	1.32%
Ratio of net investment income (loss) to average net assets	(0.02)%[5]	0.66%	(0.66)%	(0.18)%	(0.69)%	(0.51)%	(0.30)%	(0.49)%	(0.86)%	(0.80)%
Portfolio turnover rate	9.45%[4]	30.82%	18.57%	13.04%	16.96%	15.85%	32.43%	38.02%	32.95%	35.92%

INSTITUTIONAL SHARES	Six Months
	Ended June 30,	Year Ended December 31,
	2015	2014	2013	2012	2011	2010	2009[3]
Net asset value, beginning of period	$37.28	$33.72	$22.78	$19.52	$20.66	$15.66	$12.66
Income (loss) from investment operations:
Net investment income (loss)	0.04 [1]	0.25 [1]	(0.12)[1]	0.04 [1]	(0.08)[1]	(0.06)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	2.20	3.31	11.06	3.22	(1.06)	5.06	3.03
Total from investment operations	2.24	3.56	10.94	3.26	(1.14)	5.00	3.00
Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$39.52	$37.28	$33.72	$22.78	$19.52	$20.66	$15.66
Total return	6.01%[4]	10.56%	48.02%	16.70%	(5.52)%	31.93%	23.70%[4]
Ratios/Supplemental data:
Net assets (in millions), end of period	$826.5	$681.5	$349.0	$146.5	$123.7	$119.9	$158.5
Ratio of total expenses to average net assets	1.22%[5]	1.26%	1.41%	1.48%	1.45%	1.45%	1.38%[5]
Less: Ratio of interest expense to average net assets	(0.16)%[5]	(0.20)%	(0.30)%	(0.35)%	(0.36)%	(0.34)%	(0.21)%[5]
Ratio of operating expenses to average net assets	1.06%[5]	1.06%	1.11%	1.13%	1.09%	1.11%	1.17%[5]
Ratio of net investment income (loss) to average net assets	0.22%[5]	0.69%	(0.41)%	0.18%	(0.41)%	(0.36)%	(0.31)%[5]
Portfolio turnover rate	9.45%[4]	30.82%	18.57%	13.04%	16.96%	15.85%	32.43%

[1] Based on average shares outstanding.
[2] Benefit of expense reduction rounds to less than 0.01%.
[3] For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.
[4] Not Annualized.
[5] Annualized.
[6] Less than $0.01 per share.

See Notes to Financial Statements.	43

Baron Select Funds	June 30, 2015

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON FOCUSED GROWTH FUND
Selected data for a share outstanding throughout each period:
RETAIL SHARES	Six Months
	Ended June 30,	Year Ended December 31,
	2015	2014	2013	2012	2011	2010		2009	2008[1]
Net asset value, beginning of period	$14.21	$13.97	$11.26	$9.71	$9.85	$8.14		$6.27	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.00)[2,3]	0.04 [2]	(0.07)[2]	0.24 [2]	(0.07)[2]	(0.01	)2	0.12 [2]	0.00 [2,3]
Net realized and unrealized gain (loss) on investments	0.93	0.29	2.95	1.31	(0.07)	2.05		2.00	(3.33)
Total from investment operations	0.93	0.33	2.88	1.55	(0.14)	2.04		2.12	(3.33)
Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.17)	0.00	0.00	(0.33)		(0.13)	0.00
Net realized gain on investments	0.00	(0.09)	0.00	0.00	0.00	0.00		0.00	0.00
Return of capital	0.00	0.00	0.00	0.00	0.00	0.00		(0.12)	(0.40)
Total distributions	0.00	(0.09)	(0.17)	0.00	0.00	(0.33)		(0.25)	(0.40)
Net asset value, end of period	$15.14	$14.21	$13.97	$11.26	$9.71	$9.85		$8.14	$6.27
Total return	6.54%[4,5]	2.35%[4]	25.69%[4]	15.96%[4]	(1.42)%[4]	25.17%[4]		33.77%[4]	(33.11)%[4,5]
Ratios/Supplemental data:
Net assets (in millions), end of period	$48.1	$46.1	$47.6	$31.4	$28.3	$46.4		$39.9	$59.3
Ratio of operating expenses to average net assets	1.40%[6]	1.39%	1.42%	1.48%	1.48%	1.47%		1.52%	1.54%[6]
Less: Reimbursement of expenses by Adviser	(0.05)%[6]	(0.04)%	(0.07)%	(0.13)%	(0.13)%	(0.12)%		(0.17)%	(0.19)%[6]
Ratio of net operating expenses to average net assets	1.35%[6]	1.35%	1.35%	1.35%	1.35%	1.35%		1.35%	1.35%[6]
Ratio of net investment income (loss) to average net assets	(0.06)%[6]	0.31%	(0.53)%	2.30%	(0.69)%	(0.16)%		1.81%	0.01%[6]
Portfolio turnover rate	6.41%[5]	36.92%	33.67%	38.38%	44.58%	24.08%		34.76%	35.43%[5]

INSTITUTIONAL SHARES	Six Months
	Ended June 30,	Year Ended December 31,
	2015	2014	2013	2012	2011	2010		2009[7]
Net asset value, beginning of period	$14.37	$14.10	$11.35	$9.77	$9.88	$8.15		$6.88
Income (loss) from investment operations:
Net investment income (loss)	0.01 [2]	0.08 [2]	(0.04)[2]	0.26 [2]	(0.04)[2]	0.01	[2]	0.07 [2]
Net realized and unrealized gain (loss) on investments	0.96	0.28	2.99	1.32	(0.07)	2.05		1.45
Total from investment operations	0.97	0.36	2.95	1.58	(0.11)	2.06		1.52
Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.20)	0.00	0.00	(0.33)		(0.13)
Net realized gain on investments	0.00	(0.09)	0.00	0.00	0.00	0.00		0.00
Return of capital	0.00	0.00	0.00	0.00	0.00	0.00		(0.12)
Total distributions	0.00	(0.09)	(0.20)	0.00	0.00	(0.33)		(0.25)
Net asset value, end of period	$15.34	$14.37	$14.10	$11.35	$9.77	$9.88		$8.15
Total return	6.75%[4,5]	2.54%	26.09%[4]	16.17%[4]	(1.11)%[4]	25.39%[4]		22.06%[4,5]
Ratios/Supplemental data:
Net assets (in millions), end of period	$155.2	$149.2	$148.4	$87.9	$63.6	$44.3		$36.6
Ratio of operating expenses to average net assets	1.10%[6]	1.09%	1.12%	1.16%	1.18%	1.19%		1.25%[6]
Less: Reimbursement of expenses by Adviser	(0.00)%[6,8]	0.00%	(0.02)%	(0.06)%	(0.08)%	(0.09)%		(0.15)%[6]
Ratio of net operating expenses to average net assets	1.10%[6]	1.09%	1.10%	1.10%	1.10%	1.10%		1.10%[6]
Ratio of net investment income (loss) to average net assets	0.19%[6]	0.56%	(0.28)%	2.53%	(0.40)%	0.08%		1.63%[6]
Portfolio turnover rate	6.41%[5]	36.92%	33.67%	38.38%	44.58%	24.08%		34.76%

[1]	For the period June 30, 2008 (commencement of operations) to December 31, 2008.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5] Not Annualized.
[6] Annualized.
[7]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.
[8] Less than 0.01%.

44						See Notes to Financial Statements.

June 30, 2015	Baron Select Funds

June 30, 2015							Baron Select Funds
FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON INTERNATIONAL GROWTH FUND
Selected data for a share outstanding throughout each period:
RETAIL SHARES	Six Months
	Ended June 30,	Year Ended December 31,
	2015	2014	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.94	$18.91	$15.55	$13.20	$17.29	$14.11	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04 [1]	0.03 [1]	(0.01)[1]	(0.02)[1]	(0.01)[1]	0.01 [1]	0.04 [1]
Net realized and unrealized gain (loss) on investments	1.31	(0.46)	3.37	2.37	(2.78)	3.38	4.43
Total from investment operations	1.35	(0.43)	3.36	2.35	(2.79)	3.39	4.47
Less distributions to shareholders from:
Net investment income	0.00	(0.00)[2]	0.00	0.00	(0.04)	0.00	0.00
Net realized gain on investments	0.00	(0.54)	0.00	0.00	(1.26)	(0.21)	(0.36)
Total distributions	0.00	(0.54)	0.00	0.00	(1.30)	(0.21)	(0.36)
Net asset value, end of period	$19.29	$17.94	$18.91	$15.55	$13.20	$17.29	$14.11
Total return	7.53%[3,4]	(2.33)%[3]	21.61%[3]	17.80%[3]	(16.35)%[3]	24.22%[3]	44.69%[3]
Ratios/Supplemental data:
Net assets (in millions), end of period	$51.7	$53.0	$17.0	$15.6	$11.7	$15.3	$8.4
Ratio of operating expenses to average net assets	1.61%[5]	1.63%	1.74%	1.78%	1.73%	1.76%	2.33%
Less: Reimbursement of expenses by Adviser	(0.11)%[5]	(0.13)%	(0.24)%	(0.28)%	(0.23)%	(0.26)%	(0.83)%
Ratio of net operating expenses to average net assets	1.50%[5]	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.45%[5]	0.14%	(0.05)%	(0.16)%	(0.05)%	0.07%	0.38%
Portfolio turnover rate	27.07%[4]	34.67%	40.60%	39.02%	53.20%	32.70%	53.94%

INSTITUTIONAL SHARES	Six Months
	Ended June 30,	Year Ended December 31,
	2015	2014	2013	2012	2011	2010	2009[6]
Net asset value, beginning of period	$18.09	$19.05	$15.63	$13.25	$17.36	$14.13	$11.13
Income (loss) from investment operations:
Net investment income (loss)	0.07 [1]	0.12 [1]	0.03 [1]	0.01 [1]	0.03 [1]	0.05 [1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	1.32	(0.50)	3.39	2.40	(2.79)	3.39	3.38
Total from investment operations	1.39	(0.38)	3.42	2.41	(2.76)	3.44	3.36
Less distributions to shareholders from:
Net investment income	0.00	(0.04)	(0.00)[2]	(0.03)	(0.09)	0.00	0.00
Net realized gain on investments	0.00	(0.54)	0.00	0.00	(1.26)	(0.21)	(0.36)
Total distributions	0.00	(0.58)	(0.00)[2]	(0.03)	(1.35)	(0.21)	(0.36)
Net asset value, end of period	$19.48	$18.09	$19.05	$15.63	$13.25	$17.36	$14.13
Total return	7.68%[3,4]	(2.07)%[3]	21.89%[3]	18.17%[3]	(16.13)%[3]	24.54%[3]	30.18%[3,4]
Ratios/Supplemental data:
Net assets (in millions), end of period	$56.5	$52.3	$45.4	$39.0	$30.5	$37.4	$22.1
Ratio of operating expenses to average net assets	1.33%[5]	1.34%	1.37%	1.40%	1.38%	1.40%	1.89%[5]
Less: Reimbursement of expenses by Adviser	(0.08)%[5]	(0.09)%	(0.12)%	(0.15)%	(0.13)%	(0.15)%	(0.64)%[5]
Ratio of net operating expenses to average net assets	1.25%[5]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%[5]
Ratio of net investment income (loss) to average net assets	0.73%[5]	0.64%	0.20%	0.09%	0.19%	0.31%	(0.29)%[5]
Portfolio turnover rate	27.07%[4]	34.67%	40.60%	39.02%	53.20%	32.70%	53.94%

[1] Based on average shares outstanding.
[2] Less than $0.01 per share.
[3] The total returns would have been lower had certain expenses not been reduced during the period shown.
[4] Not Annualized.
[5] Annualized.
[6] For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.

See Notes to Financial Statements.	45

Baron Select Funds	June 30, 2015

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON REAL ESTATE FUND
Selected data for a share outstanding throughout each period:
RETAIL SHARES	Six Months
	Ended June 30,	Year Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$25.92	$22.25	$17.52	$12.51	$12.66	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)[1]	0.04 [1]	(0.05)[1]	0.01 [1]	(0.01)[1]	0.02 [1]
Net realized and unrealized gain on investments	0.20	3.66	4.80	5.31	0.07[2]	2.64
Total from investment operations	0.16	3.70	4.75	5.32	0.06	2.66
Less distributions to shareholders from:
Net investment income	0.00	(0.03)	0.00	0.00	(0.00)[3]	0.00
Net realized gain on investments	0.00	0.00	(0.02)	(0.31)	(0.21)	0.00
Total distributions	0.00	(0.03)	(0.02)	(0.31)	(0.21)	0.00
Net asset value, end of period	$26.08	$25.92	$22.25	$17.52	$12.51	$12.66
Total return	0.62%[5]	16.61%	27.12%	42.60%[4]	0.63%[4]	26.60%[4]
Ratios/Supplemental data:
Net assets (in millions), end of period	$899.9	$782.8	$539.5	$53.6	$10.9	$5.5
Ratio of operating expenses to average net assets	1.32%[6]	1.32%	1.35%	1.76%	2.33%	4.35%
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	0.00%	(0.41)%	(0.98)%	(3.00)%
Ratio of net operating expenses to average net assets	1.32%[6]	1.32%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	(0.32)%[6]	0.17%	(0.23)%	0.07%	(0.08)%	0.14%
Portfolio turnover rate	19.95%[5]	24.40%	19.36%	30.14%	70.99%	58.03%

INSTITUTIONAL SHARES	Six Months
	Ended June 30,	Year Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$26.14	$22.43	$17.64	$12.56	$12.69	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)[1]	0.11 [1]	0.03 [1]	0.06 [1]	0.02 [1]	0.04 [1]
Net realized and unrealized gain on investments	0.20	3.68	4.81	5.33	0.07[2]	2.65
Total from investment operations	0.19	3.79	4.84	5.39	0.09	2.69
Less distributions to shareholders from:
Net investment income	0.00	(0.08)	(0.00)[3]	0.00	(0.01)	0.00
Net realized gain on investments	0.00	0.00	(0.02)	(0.31)	(0.21)	0.00
Return of capital	0.00	0.00	(0.03)	0.00	0.00	0.00
Total distributions	0.00	(0.08)	(0.05)	(0.31)	(0.22)	0.00
Net asset value, end of period	$26.33	$26.14	$22.43	$17.64	$12.56	$12.69
Total return	0.73%[5]	16.93%	27.48%	42.99%[4]	0.80%[4]	26.90%[4]
Ratios/Supplemental data:
Net assets (in millions), end of period	$1,022.8	$919.7	$486.1	$35.5	$4.9	$3.2
Ratio of operating expenses to average net assets	1.06%[6]	1.06%	1.09%	1.44%	2.14%	4.26%
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	0.00%	(0.34)%	(1.04)%	(3.16)%
Ratio of net operating expenses to average net assets	1.06%[6]	1.06%	1.09%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	(0.07)%[6]	0.44%	0.15%	0.36%	0.17%	0.36%
Portfolio turnover rate	19.95%[5]	24.40%	19.36%	30.14%	70.99%	58.03%

[1]	Based on average shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Annualized.
46	See Notes to Financial Statements.

June 30, 2015	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON EMERGING MARKETS FUND
Selected data for a share outstanding throughout each period:
RETAIL SHARES	Six Months
	Ended June 30,	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.91	$11.54	$10.06	$8.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00 [1,3]	0.07 [1]	(0.06)[1]	(0.04)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	0.04	0.33	1.54	1.94	(1.69)
Total from investment operations	0.04	0.40	1.48	1.90	(1.72)
Less distributions to shareholders from:
Net investment income	0.00	(0.03)	0.00	(0.12)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00	(0.03)	0.00	(0.12)	0.00
Net asset value, end of period	$11.95	$11.91	$11.54	$10.06	$8.28
Total return	0.34%[4]	3.47%[2]	14.71%[2]	22.98%[2]	(17.20)%[2]
Ratios/Supplemental data:
Net assets (in millions), end of period	$799.4	$649.7	$259.6	$2.9	$2.0
Ratio of operating expenses to average net assets	1.46%[5]	1.52%	1.90%	4.01%	4.49%
Less: Reimbursement of expenses by Adviser	0.00%	(0.02)%	(0.40)%	(2.51)%	(2.99)%
Ratio of net operating expenses to average net assets	1.46%[5]	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.08%[5]	0.56%	(0.53)%	(0.39)%	(0.32)%
Portfolio turnover rate	13.72%[4]	23.38%	14.68%	42.68%	45.86%

INSTITUTIONAL SHARES	Six Months
	Ended June 30,	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.94	$11.56	$10.05	$8.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	0.09 [1]	0.01 [1]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	0.03	0.34	1.50	1.93	(1.69)
Total from investment operations	0.05	0.43	1.51	1.92	(1.70)
Less distributions to shareholders from:
Net investment income	0.00	(0.05)	0.00	(0.17)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00	(0.05)	0.00	(0.17)	0.00
Net asset value, end of period	$11.99	$11.94	$11.56	$10.05	$8.30
Total return	0.42%[4]	3.75%[2]	15.02%[2]	23.22%[2]	(17.00)%[2]
Ratios/Supplemental data:
Net assets (in millions), end of period	$889.8	$697.8	$116.0	$6.0	$4.3
Ratio of operating expenses to average net assets	1.21%[5]	1.27%	1.80%	3.37%	3.83%
Less: Reimbursement of expenses by Adviser	0.00%	(0.02)%	(0.55)%	(2.12)%	(2.58)%
Ratio of net operating expenses to average net assets	1.21%[5]	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.34%[5]	0.76%	0.05%	(0.14)%	(0.07)%
Portfolio turnover rate	13.72%[4]	23.38%	14.68%	42.68%	45.86%

________________ [1] Based on average shares outstanding.
[2] The total returns would have been lower had certain expenses not been reduced during the period shown.
[3] Less than $0.01 per share.
[4] Not Annualized.
[5] Annualized.

See Notes to Financial Statements.						47

Baron Select Funds	June 30, 2015

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON ENERGY AND RESOURCES FUND
 Selected data for a share outstanding throughout each period:
RETAIL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2015	2014	2013	2012
Net asset value, beginning of period	$10.33	$11.84	$9.46	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	(0.01)[1]	(0.01)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	0.18	(1.50)	2.40	(0.51)

Total from investment operations	0.19	(1.51)	2.39	(0.54)

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.01)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	(0.01)	0.00

Net asset value, end of period	$10.52	$10.33	$11.84	$9.46

Total return	1.84%[2,3]	(12.75)%[2]	25.32%[2]	(5.40)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of period	$47.7	$39.7	$29.2	$1.8

Ratio of operating expenses to average net assets	1.62%[4]	1.79%	2.25%	9.07%
Less: Reimbursement of expenses by Adviser	(0.27)%[4]	(0.44)%	(0.90)%	(7.72)%

Ratio of net operating expenses to average net assets	1.35%[4]	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets	0.13%[4]	(0.04)%	(0.05)%	(0.36)%

Portfolio turnover rate	12.21%[3]	23.12%	25.60%	35.74%

INSTITUTIONAL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2015	2014	2013	2012
Net asset value, beginning of period	$10.41	$11.91	$9.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	0.03 [1]	0.02 [1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	0.18	(1.53)	2.41	(0.51)

Total from investment operations	0.20	(1.50)	2.43	(0.52)

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.61	$10.41	$11.91	$9.48

Total return	1.92%[2,3]	(12.59)%[2]	25.63%[2]	(5.20)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of period	$45.5	$29.3	$4.0	$1.4

Ratio of operating expenses to average net assets	1.33%[4]	1.52%	2.84%	8.65%
Less: Reimbursement of expenses by Adviser	(0.23)%[4]	(0.42)%	(1.74)%	(7.55)%

Ratio of net operating expenses to average net assets	1.10%[4]	1.10%	1.10%	1.10%

Ratio of net investment income (loss) to average net assets	0.35%[4]	0.22%	0.20%	(0.11)%

Portfolio turnover rate	12.21%[3]	23.12%	25.60	35.74%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized
[4]	Annualized.

48	See Notes to Financial Statements.

June 30, 2015	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON GLOBAL ADVANTAGE FUND
Selected data for a share outstanding throughout each period:
RETAIL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2015	2014	2013	2012[1]
Net asset value, beginning of period	$14.20	$13.51	$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)[2]	0.02 [2]	(0.02)[2]	(0.02)[2]
Net realized and unrealized gain on investments	0.85	0.67	3.12	0.43

Total from investment operations	0.82	0.69	3.10	0.41

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	(0.00)[3]	0.00	0.00

Total distributions	0.00	(0.00)	0.00	0.00

Net asset value, end of period	$15.02	$14.20	$13.51	$10.41

Total return	5.77%[4,6]	5.11%[4,5]	29.78%[4]	4.10%[4,6]

Ratios/Supplemental data:
Net assets (in millions), end of period	$4.3	$3.9	$2.3	$1.5

Ratio of operating expenses to average net assets	3.92%[8]	3.61%	5.51%	8.35%[7,8]
Less: Reimbursement of expenses by Adviser	(2.42)%[8]	(2.11)%	(4.01)%	(6.85)%[7,8]

Ratio of net operating expenses to average net assets	1.50%[8]	1.50%	1.50%	1.50%[7,8]

Ratio of net investment income (loss) to average net assets	(0.44)%[8]	0.18%	(0.20)%	(0.38)%[7,8]

Portfolio turnover rate	17.39%[6]	123.51%	32.78%	24.64%[6]

INSTITUTIONAL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2015	2014	2013	2012[1]
Net asset value, beginning of period	$14.28	$13.56	$10.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[2]	0.07 [2]	0.00 [2,3]	(0.02)[2]
Net realized and unrealized gain on investments	0.84	0.65	3.14	0.44

Total from investment operations	0.83	0.72	3.14	0.42

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	(0.00)[3]	0.00	0.00

Total distributions	0.00	(0.00)	0.00	0.00

Net asset value, end of period	$15.11	$14.28	$13.56	$10.42

Total return	5.81%[4,6]	5.32%[4,5]	30.13%[4]	4.20%[4,6]

Ratios/Supplemental data
Net assets (in millions), end of period	$4.6	$4.1	$3.3	$1.6

Ratio of operating expenses to average net assets	3.54%[8]	2.92%	4.91%	7.33%[7,8]
Less: Reimbursement of expenses by Adviser	(2.29)%[8]	(1.67)%	(3.66)%	(6.08)%[7,8]

Ratio of net operating expenses to average net assets	1.25%[8]	1.25%	1.25%	1.25%[7,8]

Ratio of net investment income (loss) to average net assets	(0.19)%[8]	0.48%	0.02%	(0.30)%[7,8]

Portfolio turnover rate	17.39%[6]	123.51%	32.78%	24.64%[6]

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	The Adviser made a voluntary payment to the Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.
[6]	Not Annualized.
[7]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[8]	Annualized.

See Notes to Financial Statements.	49

Baron Select Funds	June 30, 2015

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2015 and held for the six months ended June 30, 2015.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20151

	Actual	Beginning	Ending		Annualized	Expenses
	Total	Account Value	Account Value		Expense	Paid During
	Return	January 1, 2015	June 30, 2015		Ratio	the Period[3]
Baron Partners Fund — Retail Shares[2]	5.85%	$1,000.00	$1,058.50		1.48%[2]	$7.55
Baron Partners Fund — Institutional Shares[2]	6.01%	$1,000.00	$1,060.10		1.22%[2]	$6.23
Baron Focused Growth Fund — Retail Shares	6.54%	$1,000.00	$1,065.40	[4]	1.35%[5]	$6.91
Baron Focused Growth Fund — Institutional Shares	6.75%	$1,000.00	$1,067.50	[4]	1.10%[5]	$5.64
Baron International Growth Fund — Retail Shares	7.53%	$1,000.00	$1,075.30	[4]	1.50%[5]	$7.72
Baron International Growth Fund — Institutional Shares	7.68%	$1,000.00	$1,076.80	[4]	1.25%[5]	$6.44
Baron Real Estate Fund — Retail Shares	0.62%	$1,000.00	$1,006.20		1.32%	$6.57
Baron Real Estate Fund — Institutional Shares	0.73%	$1,000.00	$1,007.30		1.06%	$5.28
Baron Emerging Markets Fund — Retail Shares	0.34%	$1,000.00	$1,003.40		1.46%	$7.25
Baron Emerging Markets Fund — Institutional Shares	0.42%	$1,000.00	$1,004.20		1.21%	$6.01
Baron Energy & Resources Fund — Retail Shares	1.84%	$1,000.00	$1,018.40	[4]	1.35%[5]	$6.76
Baron Energy & Resources Fund — Institutional Shares	1.92%	$1,000.00	$1,019.20	[4]	1.10%[5]	$5.51
Baron Global Advantage Fund — Retail Shares	5.77%	$1,000.00	$1,057.70	[4]	1.50%[5]	$7.65
Baron Global Advantage Fund — Institutional Shares	5.81%	$1,000.00	$1,058.10	[4]	1.25%[5]	$6.38

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2015

	Hypothetical	Beginning	Ending		Annualized	Expenses
	Annualized	Account Value	Account Value		Expense	Paid During
	Total Return	January 1, 2015	June 30, 2015		Ratio	the Period[3]
Baron Partners Fund — Retail Shares[2]	5.00%	$1,000.00	$1,017.46		1.48%[2]	$7.40
Baron Partners Fund — Institutional Shares[2]	5.00%	$1,000.00	$1,018.74		1.22%[2]	$6.11
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.10	[4]	1.35%[5]	$6.76
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.34	[4]	1.10%[5]	$5.51
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,017.36	[4]	1.50%[5]	$7.50
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,018.60	[4]	1.25%[5]	$6.26
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.25		1.32%	$6.61
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.54		1.06%	$5.31
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,017.55		1.46%	$7.30
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,018.79		1.21%	$6.06
Baron Energy & Resources Fund — Retail Shares	5.00%	$1,000.00	$1,018.10	[4]	1.35%[5]	$6.76
Baron Energy & Resources Fund — Institutional Shares	5.00%	$1,000.00	$1,019.34	[4]	1.10%[5]	$5.51
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,017.36	[4]	1.50%[5]	$7.50
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,018.60	[4]	1.25%[5]	$6.26

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]	Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2015, includes 1.32% and 1.06% for net operating expenses and 0.16% and 0.16% for interest expense for the Retail and Institutional Shares, respectively.
[3]	Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

50

June 30, 2015	Baron Select Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR EACH OF THE SERIES BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 4, 2015 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund, (each, a “Fund” and collectively, the “Funds”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory agreements for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the independent consultant, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees relied on the information provided, their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had considered in past years and remained, in their thinking, material to their consideration:

•	Their confidence in the Adviser’s senior personnel and portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;
•
The nature, quality and the level of long-term performance of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•
The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•	The total expense ratio of the Funds and comparisons to similar funds managed by other advisers over comparable periods;
•
The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

•	Additional services provided by the Adviser.

The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds. This information compared various fees and expenses, as well as the total expense ratios, of the Funds against the fees, expenses and total expense ratios of other funds of similar size, character and investment strategies (“comparable funds”). The Board observed that, for most of the Funds, while the management fee was relatively high, the other expenses paid by the Funds generally were relatively low, when compared to their comparable funds. They observed that other expenses were relatively high compared to the comparable funds for Baron International Growth Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund, but noted that these were newer or smaller funds and that total net expenses did not rank below the third quintile. They concluded that each Fund’s higher management fee was justified given the Adviser’s highly research intensive process and highly disciplined adherence to its process. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and that each Fund was likely to continue to benefit from those services provided under the relevant advisory agreement with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with the independent consultant. The Board considered for each Fund, among other information, the independent consultant’s comparisons of the expense ratio and contractual advisory fee with those of the comparable funds selected by the independent consultant, as noted above. The Board noted that long-term performance for each Fund was generally acceptable compared to its comparable funds. The Board noted that no Fund with performance data covering at least ten years was ranked below the third quintile for the ten-year period. The Board also noted that Baron Real Estate Fund ranked in the first quintile for the three- and five-year periods, though it had fallen to the fifth quintile in the one-year period, that Baron Energy and Resources Fund was not ranked below the third quintile for all applicable periods, and that Baron Emerging Markets Fund and Baron Global Advantage Fund both ranked in the first or second quintile for all applicable periods. For the Funds that underperformed relative to their peers during certain periods, representatives of the Adviser described the reasons for the lower relative performance and, as applicable, the steps the Adviser had taken to improve performance. For Baron International Growth Fund, whose performance ranked in the fourth quintile for the three- and five-year periods, the Board also noted the Fund’s small asset size and that performance had improved in the one-year period, when the Fund was ranked in the second quintile compared to its peers. The Board also considered the independent consultant’s risk-adjusted performance comparisons with comparable funds for Funds that have been in existence for more than three years. The Board also considered comparisons of each Fund’s annualized total return over one-, three-, five- and ten-year periods, where applicable, against expense group and performance universe averages and relevant securities market indices. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s more recent relative performance was consistent with expectations for the Adviser’s investment style under recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser said the Board should consider the advisory fee in the context of other fees paid to the Adviser’s affiliates, such as the distribution fee paid to Baron Capital, Inc. and paid out pursuant to the 12b-1 plan.

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds. The Board also considered a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser the methodology behind certain expense allocations.

51

Baron Select Funds	June 30, 2015

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR EACH OF THE SERIES BY THE BOARD OF TRUSTEES (Unaudited) (Continued)

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s management fee reflected economies of scale for the benefit of Fund shareholders, appreciating that the economies of scale analysis is predicated on generally predictable increasing assets and noting the small size of certain Funds and the significant fluctuation in assets since 2007. The Board considered that the Funds’ fee schedules do not have break points. The Board considered that small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business. The Board members reiterated their intention to continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to invest further to support the Funds. The Board concluded that approval of the management fee for each Fund was supportable in light of the services provided as discussed at the meeting, including the Adviser’s investments in resources to support the Funds.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of each Fund’s investment advisory agreement.

52

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767 Fifth Avenue, 49th Fl.
New York, NY 10153
1.800.99.BARON
212-583-2000
www.BaronFunds.com

JUNE 30

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:
Ronald Baron
Chief Executive Officer

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
Ronald Baron
Chief Executive Officer

Date: August 28, 2015

By:
Peggy Wong
Treasurer and Chief Financial Officer

Date: August 28, 2015